SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

File No. 002-75526
File No. 811-03363

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 64	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/

Amendment No. 64

DELAWARE GROUP LIMITED TERM GOVERNMENT FUNDS
(Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania	19103-7094
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(800) 523-1918

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
(Name and Address of Agent for Service)

Approximate Date of Public Offering:	April 30, 2009

It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)
/X/	on April 30, 2009 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--- C O N T E N T S ---

This Post-Effective Amendment No. 643 to Registration File No. 002-75526 includes the following:

1.	Facing Page

2.	Contents Page

3.	Part A – Prospectuses

4.	Part B - Statement of Additional Information

5.	Part C - Other Information

6.	Signatures

7.	Exhibits

Prospectus

Fixed income

Delaware Limited-Term Diversified Income Fund
(Class A, Class B, Class C, Class R)

April 30, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit www.delawareinvestments.com/edelivery.

Fund profile	page 1
Delaware Limited-Term Diversified Income Fund	1

How we manage the Fund	page 8
Our investment strategies	8
The securities in which the Fund typically invests	10
The risks of investing in the Fund	16
Disclosure of portfolio holdings information	21

Who manages the Fund	page 22
Investment manager	22
Portfolio managers	22
Manager of managers structure	24
Who’s who?	24

About your account	page 26
Investing in the Fund	26
Choosing a share class	26
Dealer compensation	31
Payments to intermediaries	32
How to reduce your sales charge	34
Waivers of contingent deferred sales charges	38
How to buy shares	42
Fair valuation	43
Retirement plans	44
Document delivery	44
How to redeem shares	44
Account minimums	45
Special services	46
Frequent trading of Fund shares	47
Dividends, distributions, and taxes	50
Certain management considerations	52

Financial highlights	page 54

Additional information	page 69

Profile

Delaware Limited-Term Diversified Income Fund

What is the Fund’s investment objective?

Delaware Limited-Term Diversified Income Fund seeks maximum total return, consistent with reasonable risk. Although the Fund will strive to achieve its objective, there is no assurance that it will.

What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade fixed income securities, including, but not limited to, fixed income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Investment grade fixed income securities are securities rated at least BBB by Standard & Poor’s (S&P) or Fitch, Inc. (Fitch), Baa3 by Moody’s Investors Service (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO). The Fund will maintain an average effective duration from one to three years. The Fund’s investment manager, Delaware Management Company (Manager or we), will determine how much of the Fund’s assets to allocate among the different types of fixed income securities in which the Fund may invest based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market.

The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of U.S. companies and, subject to the limitations described below, non-U.S. companies. The Fund may also invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or are sponsored by the U.S. government, and, subject to the limitations described below, securities issued by foreign governments.

Additionally, the Fund may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity

Who should invest in the Fund

  Investors with intermediate- or long-term financial goals

  Investors who would like an investment offering allocation across key types of fixed income securities

  Investors seeking a fixed income investment focusing on total return

Who should not invest in the Fund

  Investors with very short-term financial goals

  Investors who are unwilling to accept share prices that may fluctuate, especially over the short term

  Investors who want an investment with a fixed share price, such as a money market fund

  Investors seeking current income

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Profile

Delaware Limited-Term Diversified Income Fund

and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Fund may invest up to 20% of its assets in below-investment-grade securities. In general, the below-investment-grade securities that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody’s, or similarly rated by another NRSRO.

The Fund may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Fund’s total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. The Fund will be affected primarily by changes in bond prices and interest rates. The market value of fixed income securities generally falls when interest rates rise.

Investments in high yield, high-risk or “junk” bonds entail certain risks, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Fund. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors.

The Fund will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to redeploy its assets in lower yielding securities.

The Fund’s investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risks not typically associated with investing in bonds issued by U.S. companies, including political instability, foreign economic conditions, and inadequate regulatory and accounting standards. To the extent that the Fund invests in foreign fixed income securities, the value of these securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates. In addition, investments in emerging markets are subject to greater risks than investments in more developed countries, including risks of political or economic instability, expropriation, adverse changes in tax laws, and currency controls. Moreover, there is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid, and subject to greater price volatility than are developed markets. The Fund’s investments in foreign securities may also be subject to currency risk. Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by

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investments that are denominated in foreign currencies and may increase losses. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to the special risks, including counterparty risk, associated with those activities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For a more complete discussion of risk, please see “The risks of investing in the Fund” on page 16.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

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Profile

Delaware Limited-Term Diversified Income Fund

How has Delaware Limited-Term Diversified Income Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. The bar chart shows how annual returns for the Fund’s Class A shares have varied over the past 10 calendar years. The table shows the average annual returns of Class A, B, C, and R shares for the 1-year, 5-year, and 10-year or lifetime periods, as applicable. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. Please turn to the footnotes under “What are the Fund’s fees and expenses?” for additional information about the expense caps.

Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 3.90% for the quarter ended September 30, 2001 and its lowest quarterly return was -1.33% for the quarter ended June 30, 2004.

The maximum Class A sales charge of 2.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Effective the close of business on November 30, 2007, the Fund’s investment objective, strategies, and policies were changed to permit the Fund to invest in a diversified portfolio of limited-term fixed income securities. These changes allow the Fund to invest in a broader range of fixed income securities, including U.S. government securities, foreign government securities, and corporate and high yield securities of domestic and foreign issuers. Accordingly, the Fund no longer invests at least 80% of its net assets in U.S. government securities.

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Average annual returns for periods ended December 31, 2008

			10 years or
	1 year	5 years	lifetime**
Class A return before taxes	(0.65%)	2.70%	4.01%
Class A return after taxes on distributions	(2.07%)	1.18%	2.18%
Class A return after taxes on distributions
and sale of Fund shares	(0.43%)	1.41%	2.29%
Class B return before taxes*	(0.49%)	2.39%	3.85%
Class C return before taxes*	0.49%	2.39%	3.42%
Class R return before taxes	1.86%	2.85%	2.57%
Barclays Capital 1–3 Year Government/Credit Index	4.97%	3.81%	4.79%

The Fund’s returns above are compared to the performance of the Barclays Capital 1–3 Year Government/Credit Index. The Barclays Capital 1–3 Year Government/Credit Index, formerly the Lehman Brothers 1–3 Year Government/Credit Index, is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years. It is important to note that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles, such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (for example, qualified vs. nonqualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*Total returns assume redemption of shares at end of period. The 10-year returns for Class B shares reflect conversion to Class A shares after approximately five years. If shares were not redeemed, the returns for Class B would be 1.47%, 2.39%, and 3.85% for the 1-, 5-, and 10-year periods, respectively; and the returns for Class C would be 1.47%, 2.39%, and 3.42% for the 1-, 5-, and 10-year periods, respectively.

**Lifetime returns are shown if a class existed for less than 10 years. The Index returns shown for Class A, Class B, and Class C shares are for the 10-year period because Class A, Class B, and Class C shares commenced operations more than 10 years ago. The Index returns for Class R shares are for the lifetime period because the inception date for the Class R shares of the Fund was June 2, 2003. The Index return for the Class R lifetime period is 3.59% for the Barclays Capital 1–3 Year Government/Credit Index. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class R lifetime reflects the returns from June 30, 2003 through December 31, 2008.

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Profile

Fees and expenses

What are the Fund’s fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

Class	A		B		C		R
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	2.75%		none		none		none
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price
or redemption price, whichever is lower	none	[1]	2.00%	[2]	1.00%	[3]	none
Maximum sales charge (load) imposed
on reinvested dividends	none		none		none		none
Redemption fees	none		none		none		none
Exchange fees[4]	none		none		none		none

Annual fund operating expenses are deducted from the Fund’s assets.

Class	A		B	C	R
Management fees[5]	0.50%		0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.30%	[6]	1.00%	1.00%	0.60%	[7]
Other expenses	0.32%		0.32%	0.32%	0.32%
Total annual fund operating expenses	1.12%		1.82%	1.82%	1.42%
Fee waivers and payments	none		none	none	(0.10%	)
Net expenses	1.12%		1.82%	1.82%	1.32%

1 A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within one year of purchase (Limited CDSC). Additional Class A purchase options that involve a contingent deferred sales charge (CDSC) may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 2.00%, which declines to 1.00% during the second and third years, and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

4 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

5 The Manager has agreed to voluntarily waive all or portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual fund operating expenses from exceeding, in an aggregate amount, 0.70% of the Fund’s average daily net assets from May 1, 2009 until such time as the voluntary expense cap is discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect this voluntary expense cap.

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6 The Fund’s distributor, Delaware Distributors, L.P. (Distributor), has voluntarily agreed to limit the Class A shares’ 12b-1 fees no more than to 0.15% of the Fund’s average daily net assets from May 1, 2009 until such time as the waiver is discontinued. The waiver may be discontinued at any time because it is voluntary. The distribution and service fees shown in the annual fund operating expenses table above do not reflect the Distributor’s voluntary waiver.

7 The Distributor has contracted to limit the Class R shares’ 12b-1 fees from May 1, 2009 through April 30, 2010 to no more than 0.50% of the Fund’s average daily net assets.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. For the Fund’s Class R shares, this example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years 2 through 10. For the Fund’s Class A, Class B, and Class C shares, this example assumes that the Series’ total operating expenses remain unchanged in each of the periods shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

	(if redeemed)			(if redeemed)
Class	A	B1	B1	C	C	R
1 year	$386	$185	$385	$185	$285	$134
3 years	$621	$573	$673	$573	$573	$440
5 years	$875	$985	$985	$985	$985	$767
10 years	$1,601	$1,707	$1,707	$2,137	$2,137	$1,693

1 The Class B example reflects the conversion of Class B shares to Class A shares after approximately five years. Information for years 6 through 10 reflects expenses of the Class A shares.

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How we manage the Fund

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Securities in which the Fund may invest include, but are not limited to, the following:

  Securities issued or guaranteed by the U.S. government, such as U.S. Treasurys;

  Securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association (GNMA);

  Investment grade and below-investment-grade corporate bonds

  Nonagency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);

  Securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and U.S. dollars;

  Loan participations; and

  Short-term investments.

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade fixed income securities. The Fund may invest in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or are sponsored by the U.S. government.

The Fund may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Fund maintains an average effective duration of one to three years.

The Fund may also invest up to 20% of its net assets in below-investment-grade securities. The Fund may invest in domestic corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures and convertible debentures. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds.

The Fund may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Manager will limit non-U.S.-dollar-denominated securities to no more than 20% of net assets. The Fund’s total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets. These fixed income securities may include foreign

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government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank, and the Asian Development Bank.

The Fund may invest in sponsored and unsponsored American depositary receipts, European depositary receipts, or global depositary receipts. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies.

The Fund will invest in both rated and unrated foreign securities.

The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations.

The Fund’s investment objective is nonfundamental. This means that the Board may change the Fund’s objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

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How we manage the Fund

The securities in which the Fund typically invests

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Fund’s Statement of Additional Information (SAI) for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Direct U.S. Treasury obligations

Direct U.S. Treasury obligations include Treasury bills, notes, and bonds of varying maturities. U.S. Treasury securities are backed by the “full faith and credit” of the United States.

How the Fund uses them: The Fund may invest without limit in U.S. Treasury securities, although they are typically not the Fund’s largest holding because they generally do not offer as high a level of current income as other fixed income securities.

Mortgage-backed securities

Mortgage-backed securities are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Fannie Mae, and GNMA. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

How the Fund uses them: There is no limit on government-related mortgage-backed securities.

The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government-sponsored corporations.

The Fund may also invest in mortgage-backed securities that are secured by the underlying collateral of the private issuer. Such securities are not government securities and are not directly guaranteed by the U.S. government in any way. These include CMOs, REMICs, and CMBS.

Asset-backed securities

Asset-backed securities are bonds or notes backed by accounts receivable including home equity, automobile, or credit loans.	How the Fund uses them: The Fund may invest in asset-backed securities rated in one of the four highest rating categories by an NRSRO.

Corporate bonds

Corporate bonds are debt obligations issued by a corporation.	How the Fund uses them: The Fund may invest in corporate bonds.

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High yield corporate bonds

High yield corporate bonds are debt obligations issued by a corporation and rated lower than investment grade by an NRSRO such as S&P or Moody’s. High yield bonds (also known as “junk bonds”) are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Fund uses them: Emphasis is typically on those rated BB or Ba by an NRSRO.

The Fund carefully evaluates an individual company’s financial situation, its management,

the prospects for its industry, and the technical factors related to its bond offering. We seek to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds. The Fund may not invest more than 20% of its net assets in high yield securities.

Collateralized mortgage obligations and real estate mortgage investment conduits

CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages’ maturity.

How the Fund uses them: The Fund may invest in CMOs and REMICs. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund’s net assets, which is the Fund’s limit on investments in illiquid securities. In addition, subject to certain quality and collateral limitations, the Fund may invest up to 20% of its total assets in CMOs and REMICs issued by private entities that are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, so called “nonagency” mortgage-backed securities.

Short-term debt investments

These instruments include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by the instruments described in (1)–(4) above.

How the Fund uses them: The Fund may invest in these instruments either as a means of achieving its investment objective or, more commonly, as temporary defensive investments or pending investment in the Fund’s principal investment securities. When investing all or a significant portion of the Fund’s assets in these instruments, the Fund may not be able to achieve its investment objective.

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How we manage the Fund

Time deposits

Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

How the Fund uses them: The Fund will not purchase time deposits maturing in more than seven days and time deposits maturing from two business days (as defined below) through seven calendar days will not exceed 15% of the total assets of the Fund.

Zero coupon bond and pay-in-kind (PIK) bonds

Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par values. PIK bonds pay interest through the issuance to holders of additional securities.	How the Fund uses them: The Fund may purchase fixed income securities, including zero coupon bonds and PIK bonds, consistent with its investment objective.

Foreign securities

Debt issued by a non-U.S. company or a government other than the United States or by an agency, instrumentality, or political subdivision of such government.	How the Fund uses them: The Fund may invest up to 20% of its net assets in securities of foreign companies or governments.

Foreign currency transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

How the Fund uses them: Although we value the Fund’s assets daily in terms of U.S. dollars, we do not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations.

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American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs)

ADRs are receipts issued by a depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

How the Fund uses them: The Fund may invest in sponsored and unsponsored ADRs. ADRs in which the Fund may invest will be those that are actively traded in the United States.

In conjunction with the Fund’s investments in foreign securities, it may also invest in sponsored and unsponsored EDRs and GDRs.

Bank loans

A bank loan is an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiror of such interest to payments of interest, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

How the Fund uses them: The Fund may invest without restriction in bank loans that meet the Manager’s credit standards. We perform our own independent credit analysis on each borrower and on the collateral securing each loan. We consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Fund may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income. We will not use bank loans for reasons inconsistent with the Fund’s investment objective.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund may use repurchase agreements as short-term investments for the Fund’s cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. We will only enter into repurchase agreements in which the collateral is

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How we manage the Fund

comprised of U.S. government securities. In the Manager’s discretion, the Fund may invest overnight cash balances in short-term	discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Options and futures

Options represent a right to buy or sell a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Certain options and futures may be considered derivative securities.

How the Fund uses them: At times when we anticipate adverse conditions, we may want to protect gains on securities without actually selling them. We might use options or futures to neutralize the effect of any price declines, without selling a bond or bonds, or as a hedge against changes in interest rates. We may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Fund.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on illiquid securities.

Illiquid securities

Illiquid securities are securities that do not have a ready market and cannot be easily sold within seven days at approximately the price at which a fund has valued them. Illiquid	securities include repurchase agreements maturing in more than seven days. How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid securities.

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Interest rate swap, index swap, and credit default swap agreements

In an interest rate swap, a fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate.

In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

Interest rate swaps, index swaps, and credit default swaps may be considered illiquid.

How the Fund uses them: The Fund may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Use of these strategies can increase the operating costs of the Fund and lead to loss of principal.

The Fund may also invest in other securities, including certificates of deposit and obligations of both U.S. and foreign banks, corporate debt, and commercial paper.

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

Lending securities

The Fund may lend up to 25% its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

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How we manage the Fund

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. We will designate cash or securities in amounts sufficient to cover the Fund’s obligations, and will value the designated assets daily.

Portfolio turnover

We anticipate that the Fund’s annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of certain of these risks and other risks not discussed here.

Interest rate risk

Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated.

How the Fund strives to manage it: The Fund will not invest in swaps with maturities of more than 10 years. Each business day (as defined below), we will calculate the amount the Fund must pay for swaps it holds and will segregate enough cash or other liquid securities to cover that amount.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, or investor confidence.	Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

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How the Fund strives to manage it: We maintain a long-term investment approach and focus on securities that we believe can continue to provide returns over an extended time frame regardless of interim market fluctuations. Generally, we do not try to predict overall market movements.

In evaluating the use of an index swap for the Fund, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for the Fund, we focus on those dealers with high-quality ratings and do careful credit analysis before engaging in the transaction.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage them: We limit the amount of the Fund’s assets invested in any one industry and in any individual security or issuer. We also follow a rigorous selection process when choosing securities for the portfolio.

Credit risk

Credit risk is risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s vale, which would impact a fund’s performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds.

A protracted economic downturn may severely disrupt the market for high yield bonds,

adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest.

How the Fund strives to manage it: The Fund strives to minimize credit risk by investing primarily in higher quality, investment grade corporate bonds.

Any portion of a Fund that is invested in high yielding, lower-quality corporate bonds is subject to greater credit risk. The Manager strives to manage that risk through careful bond selection, by limiting the percentage of the Fund that can be invested in lower-quality bonds, and by maintaining a diversified portfolio of bonds representing a variety of industries and issuers.

 17

How we manage the Fund

Prepayment risk

Prepayment risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing a fund to reinvest its money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

How the Fund strives to manage it: We take into consideration the likelihood of prepayment when we select mortgages. We may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid securities at a favorable time or price during periods of infrequent trading of an illiquid security.

How the Fund strives to manage it: The Fund limits its exposure to illiquid securities to no more than 15% of its net assets.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio management team had anticipated. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

How the Fund strives to manage it: We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income.

Currency risk

Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

How the Fund strives to manage it: The Fund, which has exposure to global and international investments, may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar-denominated securities,

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we may invest in forward foreign currency contracts. These activities pose special risks which do not typically arise in connection with	investments in U.S. securities. In addition, we may engage in foreign currency options and futures transactions.

Foreign risk

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

How the Fund strives to manage it: We attempt to reduce the risks presented by such investments by conducting world-wide fundamental research, including country visits.

In addition, we monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, we may hedge exposure to those currencies for defensive purposes.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: The Fund may invest a portion of its assets in securities of issuers located in emerging markets. We cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, and other relevant factors. The Fund will limit investments in emerging markets, in the aggregate, to no more than 10% of its net assets.

Foreign government securities risk

Foreign government securities risk involves the ability of a foreign government or governmentrelated issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

How the Fund strives to manage it: The Fund attempts to reduce the risks associated with investing in foreign governments by limiting the portion of its assets that may be invested in such securities. The Fund will not invest more than 20% of its net assets in foreign securities.

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How we manage the Fund

Government and regulatory risk

Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage it: We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Fund. We typically diversify the Fund’s assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Zero coupon and PIK bond risks

Zero coupon and PIK bonds are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Fund. For example, the Fund accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund does not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

How the Fund strives to manage it: The Fund may invest in zero coupon and PIK bonds to the extent consistent with the Fund’s investment objective. We cannot eliminate the risks of zero coupon bonds, but we do try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Fund.

Bank loans and other direct indebtedness risk

Bank loans and other direct indebtedness risk involves the risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate a fund to pay additional cash on a certain date or on demand.

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These commitments may require a fund to increase its investment in a company at a time when that fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

How the Fund strives to manage it: These risks may not be completely eliminated, but we will attempt to reduce them through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should we determine that any of these securities may be illiquid, these would be subject to the Fund’s restriction on illiquid securities.

Valuation risk

A less liquid secondary market, as described above, makes it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities.

How the Fund strives to manage it: We will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the Fund’s assets that can be allocated to privately placed high yield securities.

Counterparty risk

If a fund enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Disclosure of portfolio holdings information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Who manages the Fund

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the

Manager was paid an aggregate fee, net of fee waivers, of 0.37% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s semiannual report to shareholders for the period ended June 30, 2008.

Portfolio managers

Paul Grillo and Roger A. Early have day-to-day responsibilities for making investment decisions for the Fund.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North

Carolina State University and an MBA with a concentration in finance from Pace University.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned

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his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

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Who manages the Fund

Manager of managers structure

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Fund’s Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of

Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund’s Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund’s portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who?

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund’s investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the SEC that require its Board to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund’s average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers: Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

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Custodian: Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Financial intermediary wholesaler: Pursuant to a contractual arrangement with a fund’s distributor, a financial intermediary wholesaler is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors, and other financial intermediaries.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors: Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders: Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund’s management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

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About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame. As of September 3, 2008, Delaware Management Trust Company discontinued accepting applications from investors seeking to invest in the Delaware Investments® Family of Funds by opening new 403(b) custodial accounts. Effective January 1, 2009, Delaware Management Trust Company will not accept contributions into existing 403(b) custodial accounts.

Choosing a share class

Class A

  Class A shares have an up-front sales charge of up to 2.75% that you pay when you buy the shares.

  If you invest $100,000 or more, your front-end sales charge will be reduced.

  You may qualify for other reduced sales charges, and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

  Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C, and Class R shares. See “Dealer compensation” below for further information.

  Class A shares generally are not subject to a CDSC except in the limited circumstances described in the table below.

  Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of sales charge, and rounding.

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	Sales charge as	Sales charge
Amount of purchase	% of offering price	as % of net amount invested
Less than $100,000	2.75%	3.23%
$100,000 but less than $250,000	2.00%	2.44%
$250,000 but less than $1 million	1.00%	1.34%
$1 million or more	None	None
	(Limited CDSC may apply)*	(Limited CDSC may apply)*

*There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 0.75% if you redeem these shares within the first year after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class B

As of May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), are allowed in the Fund’s Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’s pricing structure and eligibility requirements, if any.	For Class B shares outstanding as of May 31, 2007, and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. In addition, because the Fund’s or its Distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus supplement if there are any changes to any attributes, sales charges, or fees.

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About your account

  Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC if you redeem your shares within three years after you buy them.

  If you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 2.00%. The CDSC is 1.00% during the second and third years, and 0% thereafter.

  In determining whether the CDSC applies to a redemption of Class B shares, it will be assumed that shares held for more than three years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the three-year period. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class B and Class C” below.

  Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

  For approximately five years after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

  Because of their higher 12b-1 fee, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

  Approximately five years after you buy them, Class B shares automatically convert to Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the fifth anniversary of purchase, during which time Class B’s higher 12b-1 fee applies.

Class C

  Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

  In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges – Class B and Class C” below.

  Under certain circumstances the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

  Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

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  Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

  Unlike Class B shares, Class C shares do not automatically convert to another class.

You may purchase only up to $1 million of Class C shares. Orders that exceed $1 million will be rejected. The limitation on maximum purchases varies for retirement plans.

Class R

  Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

  Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently waived by the Distributor to 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

  Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

  Unlike Class B shares, Class R shares do not automatically convert to another class.

  Class R shares generally are available only to (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as other nonqualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) IRA rollovers from plans that were previously maintained on the Delaware Investments® retirement recordkeeping system or BISYS’s retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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About your account

Calculation of contingent deferred sales charges – Class B and Class C

CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains	distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class B shares or Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

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Dealer compensation

The financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

	Class A1	Class B2	Class C3	Class R4
Commission (%)	—	2.00%	1.00%	—
Investment less than $100,000	2.35%	—	—	—
$100,000 but less than $250,000	1.75%	—	—	—
$250,000 but less than $1 million	0.75%	—	—	—
$1 million but less than $5 million	0.75%	—	—	—
$5 million but less than $25 million	0.50%	—	—	—
$25 million or more	0.25%	—	—	—
12b-1 Fee to Dealer	0.30%	0.15%	1.00%	0.60%

[1]	On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.30% from the date of purchase. However, the Distributor has voluntarily agreed to limit this amount to 0.15% from May 1, 2009 until it is discontinued.

[2]	On sales of Class B shares, the Distributor may pay your securities dealer an up-front commission of 2.00%. Your securities dealer may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. After approximately five years, Class B shares automatically convert to Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

[3]	On sales of Class C shares, the Distributor may pay your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C. Alternatively, certain intermediaries may not be eligible to receive the up-front commission of 1.00%, but may receive the 12b-1 fee for Class C shares from the date of purchase.

[4]	On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase. However, the Distributor has contracted to limit this amount to 0.50% from May 1, 2009 through April 30, 2010.

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About your account

Payments to intermediaries

The Distributor, Lincoln Financial Distributors, Inc., and their affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediary’s consultants, salespersons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund’s shares.

For more information, please see the SAI.

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About your account

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in

Program

Letter of intent

Through a letter of intent, you agree to invest a certain amount in Delaware Investments® Funds (except money market funds with no sales charge) over a 13-month period to qualify for reduced front-end sales charges.

Rights of accumulation

You can combine your holdings or purchases of all Delaware Investments® Funds (except money market funds with no sales charge), as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

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sales charges. Such information may include your Delaware Investments® Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. Class R shares have no sales charge or CDSC. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

Class A	Class B	Class C

Available	Not available	Although the letter of intent and rights of accumulation do not apply to the purchase of Class C shares, you can combine your purchase of Class A shares with your purchase of Class C shares to fulfill your letter of intent or qualify for rights of accumulation.

Available	Although the rights of accumulation do not apply to Class B shares acquired upon reinvestment of dividends or capital gains, you can combine the value of your Class B shares purchased on or before May 31, 2007, with your purchase of Class A shares to qualify for rights of accumulation.

For Class A, you will not have to pay an additional front-end sales charge.	Not available	Not available

Available	There is no reduction in sales charges for Class B or Class C shares for group purchases by retirement plans.

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About your account

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

  Shares purchased under the Delaware Investments® dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

  Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Investments® Fund, the Manager, or any of the Manager’s current affiliates and those that may in the future be created; (ii) legal counsel to the Delaware Investments® Funds; and (iii) registered representatives and employees of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age) and any employee benefit plan established by any of the foregoing entities, counsel, or broker/dealers may also purchase shares at NAV.

  Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments® Fund may exchange into Class A shares of another Delaware Investments® Fund at NAV.

  Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments® Funds.

  Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

  Purchases for the benefit of the clients of brokers, dealers, and registered investment advisors if such brokers, dealers, or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

  Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Fund’s Institutional Class, if applicable.

  Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV agreement with respect to such retirement platforms.

  Purchases by certain legacy bank-sponsored retirement plans that meet requirements set forth in the SAI.

  Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

  Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

  Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

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About your account

Waivers of contingent deferred sales charges The Fund’s applicable CDSCs may be waived under the following circumstances:

Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

Redemptions that result from the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

Distributions to participants or beneficiaries from a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Code).

Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under Section 401(a) of the Code with respect to that retirement plan.

Periodic distributions from an individual retirement account (i.e., traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan** (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Code.

Returns of excess contributions due to any regulatory limit from an individual retirement account (i.e., traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan** (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, and 457 Retirement Plans).

Distributions by other employee benefit plans to pay benefits.

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Class A*	Class B	Class C

Available	Available	Available

Available	Available	Available

Available	Not available	Not available

Available	Not available	Not available

Available	Available	Available

Available	Available	Available

Available	Not available	Not available

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About your account

Waivers of contingent deferred sales charges (continued)

Systematic withdrawals from a retirement account or qualified plan that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan** as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Code. The systematic withdrawal may be pursuant to the systematic withdrawal plan for the Delaware Investments® Funds or a systematic withdrawal permitted by the Code.

Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase. See “Buying Class A shares at net asset value” above.

*The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.

**Qualified plans that are fully redeemed at the direction of the plan’s fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

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Class A*	Class B	Class C

Available	Available	Available

Available	Available	Available

Available	Not available	Available

Available	Not available	Not available

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Delaware Investments® Funds’ Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI, which is available upon request.

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About your account

How to buy shares

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that purchase orders submitted by mail will not be accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #021000018, bank account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments® Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

Through automated
shareholder services

You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum initial purchase is $250, and you can make additional investments of $25 or more, if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum initial purchase for a Coverdell Education Savings Account (formerly, an “Education IRA”) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will

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pay that day’s closing share price, which is based on a fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. For a fund that invests in foreign securities, the fund’s NAV may change on days when a shareholder will not be able to purchase or sell fund shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

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About your account

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call our Shareholder Service Center at 800 523-1918.

Document delivery

If you have an account in the same Delaware Investments® Fund as another member of your household, we send your household one copy of the Fund’s prospectus and annual and semiannual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to your household until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

By mail

You may redeem your shares by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that redemption orders submitted by mail will not be accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated
shareholder services

You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days’ written notice to you.

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About your account

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic investing plan

The automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Electronic delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure internet environment at any time, from anywhere.

Online account access

Online account access is a password-protected area of the Delaware Investments® Funds’ Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments® Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments® Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund’s prospectus and read it carefully

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before buying shares through an exchange. The Fund may refuse the purchase side of any exchange request, if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

On demand service

Through the on demand service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. There is a minimum transfer of $25 and a maximum transfer of $100,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

Through the systematic withdrawal plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class B and C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund’s Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip

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About your account

is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund

48

to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures
The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar cost averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is

49

About your account

not able or willing to monitor or enforce the Fund’s frequent trading policy with respect to an omnibus account, the Fund or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Fund’s policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Fund. Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions
The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, twice each year. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

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Annual statements
Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “buying a dividend”
If you are a taxable investor and invest in the Fund shortly before the record date of a capital gain distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund may be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates if certain holding period requirements are met.

Sale or redemption of Fund shares
A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other
 Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

51

About your account

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by funds of funds and similar investment vehicles
The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A “529 Plan” is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

52

Financial highlights

Delaware Limited-Term Diversified Income Fund

The financial highlights tables are intended to help you understand the Fund’s financial performance. All “per share” information reflects financial results for a single Fund share.

Class A shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information for the years ended December 31, 2008 and 2007.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

54

The information for each of the fiscal years ended December 31 presented below has been audited by Ernst & Young, LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 523-1918.

			Year ended
				12/31
2008	2007	2006	2005	2004
$8.340	$8.210	$8.270	$8.480	$8.620

0.294	0.310	0.284	0.278	0.244
(0.112)	0.199	0.019	(0.132)	(0.048)
0.182	0.509	0.303	0.146	0.196

(0.342)	(0.379)	(0.363)	(0.356)	(0.336)
(0.342)	(0.379)	(0.363)	(0.356)	(0.336)

$8.180	$8.340	$8.210	$8.270	$8.480

2.21%	6.36%	3.76%	1.76%	2.31%

$252,563	$177,183	$173,362	$189,845	$204,053
0.84%	0.83%	0.81%	0.82%	0.75%

1.12%	1.12%	1.14%	1.12%	1.13%
3.55%	3.77%	3.46%	3.32%	2.85%

3.27%	3.48%	3.13%	3.02%	2.47%
351%	236%	276%	259%	313%

55

Financial highlights

Delaware Limited-Term Diversified Income Fund

Class B shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information for the years ended December 31, 2008 and 2007.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

56

			Year ended
				12/31
2008	2007	2006	2005	2004
$8.330	$8.210	$8.270	$8.480	$8.620

0.223	0.240	0.215	0.207	0.170
(0.101)	0.189	0.019	(0.132)	(0.047)
0.122	0.429	0.234	0.075	0.123

(0.272)	(0.309)	(0.294)	(0.285)	(0.263)
(0.272)	(0.309)	(0.294)	(0.285)	(0.263)

$8.180	$8.330	$8.210	$8.270	$8.480

1.47%	5.34%	2.89%	0.90%	1.44%

$3,728	$5,631	$11,674	$19,857	$27,559
1.69%	1.68%	1.66%	1.67%	1.60%

1.82%	1.82%	1.84%	1.82%	1.83%
2.70%	2.92%	2.61%	2.47%	2.00%

2.57%	2.78%	2.43%	2.32%	1.77%
351%	236%	276%	259%	313%

57

Financial highlights

Delaware Limited-Term Diversified Income Fund

Class C shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information for the years ended December 31, 2008 and 2007.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

58

			Year ended
				12/31
2008	2007	2006	2005	2004
$8.330	$8.210	$8.270	$8.480	$8.620

0.224	0.240	0.215	0.207	0.170
(0.102)	0.189	0.019	(0.132)	(0.047)
0.122	0.429	0.234	0.075	0.123

(0.272)	(0.309)	(0.294)	(0.285)	(0.263)
(0.272)	(0.309)	(0.294)	(0.285)	(0.263)

$8.180	$8.330	$8.210	$8.270	$8.480

1.47%	5.34%	2.89%	0.90%	1.44%

$52,505	$19,847	$21,716	$32,235	$49,709
1.69%	1.68%	1.66%	1.67%	1.60%

1.82%	1.82%	1.84%	1.82%	1.83%
2.70%	2.92%	2.61%	2.47%	2.00%

2.57%	2.78%	2.43%	2.32%	1.77%
351%	236%	276%	259%	313%

59

Financial highlights

Delaware Limited-Term Diversified Income Fund

Class R shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information for the years ended December 31, 2008 and 2007.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

60

				Year ended
				12/31
2008	2007	2006	2005	2004
$8.340	$8.220	$8.270	$8.490	$8.630

0.265	0.281	0.255	0.244	0.205
(0.112)	0.189	0.029	(0.142)	(0.048)
0.153	0.470	0.284	0.102	0.157

(0.313)	(0.350)	(0.334)	(0.322)	(0.297)
(0.313)	(0.350)	(0.334)	(0.322)	(0.297)

$8.180	$8.340	$8.220	$8.270	$8.490

1.86%	5.86%	3.53%	1.34%	1.73%

$1,446	$517	$1,876	$1,860	$1,905
1.19%	1.18%	1.16%	1.23%	1.20%

1.42%	1.42%	1.44%	1.42%	1.43%
3.20%	3.42%	3.11%	2.91%	2.40%

2.97%	3.18%	2.83%	2.72%	2.17%
351%	236%	276%	259%	313%

61

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
 A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
 This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

62

Additional information

  Web site: www.delawareinvestments.com

  E-mail: service@delinvest.com

  Shareholder Service Center: 800 523-1918
Call the Shareholder Service Center weekdays from 8 a.m. to 7 p.m. Eastern time.
–	For fund information, literature, price, yield, and performance figures.
–	For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

  Delaphone Service: 800 362-FUND (800 362-3863)
  For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this Touch-Tone® service.

  Written correspondence: P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407.

Delaware Limited-Term Diversified Income Fund symbols

	CUSIP	Nasdaq
Class A	245912308	DTRIX
Class B	245912605	DTIBX
Class C	245912704	DTICX
Class R	245912803	DLTRX

69

Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund’s Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

PR-022 [12/08] DG3 4/09	Investment Company Act file number: 811-03363	P0 13824

Prospectus

Fixed Income

Delaware Limited-Term Diversified Income Fund
(Institutional Class)

April 30, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit www.delawareinvestments.com/edelivery.

Fund profile	page 1
Delaware Limited-Term Diversified Income Fund	1

How we manage the Fund	page 7
Our investment strategies	7
The securities in which the Fund typically invests	8
The risks of investing in the Fund	15
Disclosure of portfolio holdings information	20

Who manages the Fund	page 21
Investment manager	21
Portfolio managers	21
Manager of managers structure	24
Who’s who?	24

About your account	page 26
Investing in the Fund	26
Payments to intermediaries	26
How to buy shares	27
Fair valuation	28
Document delivery	29
How to redeem shares	29
Account minimum	30
Exchanges	30
Frequent trading of Fund shares	30
Dividends, distributions, and taxes	33
Certain management considerations	35

Financial highlights	page 36

Additional information	page 45

Profile

Delaware Limited-Term Diversified Income Fund

What is the Fund’s investment objective?

Delaware Limited-Term Diversified Income Fund seeks maximum total return, consistent with reasonable risk. Although the Fund will strive to achieve its objective, there is no assurance that it will.

What are the Fund’s main investment strategies?
 Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade fixed income securities, including, but not limited to, fixed income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Investment grade fixed income securities are securities rated at least BBB by Standard & Poor’s (S&P) or Fitch, Inc. (Fitch), Baa3 by Moody’s Investors Service (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO). The Fund will maintain an average effective duration from one to three years. The Fund’s investment manager, Delaware Management Company (Manager or we), will determine how much of the Fund’s assets to allocate among the different types of fixed income securities in which the Fund may invest based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market.

The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of U.S. companies and, subject to the limitations described below, non-U.S. companies. The Fund may also invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or are sponsored by the U.S. government, and, subject to the limitations described below, securities issued by foreign governments.

Additionally, the Fund may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

Who should invest in the Fund

  Investors with intermediate- or long-term financial goals

  Investors who would like an investment offering allocation across key types of fixed income securities

  Investors seeking a fixed income investment focusing on total return

Who should not invest in the Fund

  Investors with very short-term financial goals

  Investors who are unwilling to accept share prices that may fluctuate, especially over the short term

  Investors who want an investment with a fixed share price, such as a money market fund

  Investors seeking current income

1

Profile

Delaware Limited-Term Diversified Income Fund

The Fund may invest up to 20% of its assets in below-investment-grade securities. In general, the below-investment-grade securities that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody’s, or similarly rated by another NRSRO.

The Fund may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Fund’s total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. The Fund will be affected primarily by changes in bond prices and interest rates. The market value of fixed income securities generally falls when interest rates rise.

Investments in high yield, high-risk or “junk” bonds entail certain risks, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Fund. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors.

The Fund will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to redeploy its assets in lower yielding securities.

The Fund’s investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risks not typically associated with investing in bonds issued by U.S. companies, including political instability, foreign economic conditions, and inadequate regulatory and accounting standards. To the extent that the Fund invests in foreign fixed income securities, the value of these securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates. In addition, investments in emerging markets are subject to greater risks than investments in more developed countries, including risks of political or economic instability, expropriation, adverse changes in tax laws, and currency controls. Moreover, there is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid, and subject to greater price volatility than are developed markets. The Fund’s investments in foreign securities may also be subject to currency risk. Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to the special risks, including counterparty risk, associated with those activities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

2

For a more complete discussion of risk, please see “The risks of investing in the Fund” on page 15. You should keep in mind that an investment in the Fund is not a complete investment	program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Limited-Term Diversified Income Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. The bar chart shows how annual returns for the Fund’s Institutional Class shares have varied over the past 10 calendar years. The table shows the average annual returns of the Institutional Class shares for the 1-, 5-, and 10-year periods. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. Please turn to the footnotes under “What are the Fund’s fees and expenses?” for additional information about the expense caps.

Year-by-year total return (Institutional Class)

During the periods illustrated in this bar chart, the Institutional Class’ highest quarterly return was 3.94% for the quarter ended September 30, 2001 and its lowest quarterly return was -1.29% for the quarter ended June 30, 2004.

Effective the close of business on November 30, 2007, the Fund’s investment objective, strategies, and policies were changed to permit the Fund to invest in a diversified portfolio of limited-term fixed income securities. These changes allow the Fund to invest in a broader range of fixed income securities, including U.S. government securities, foreign government securities, and corporate and high yield securities of domestic and foreign issuers. Accordingly, the Fund no longer invests at least 80% of its net assets in U.S. government securities.

3

Profile

Delaware Limited-Term Diversified Income Fund

Average annual returns for periods ended December 31, 2008

	1 year	5 years	10 years
Return before taxes	2.37%	3.42%	4.47%
Return after taxes on distributions	0.85%	1.84%	2.57%
Return after taxes on distributions
and sale of Fund shares	1.53%	1.99%	2.65%
Barclays Capital 1–3 Year Government/Credit Index	4.97%	3.81%	4.79%

The Fund’s returns above are compared to the performance of the Barclays Capital 1–3 Year Government/Credit Index. The Barclays Capital 1–3 Year Government/Credit Index, formerly the Lehman Brothers 1–3 Year Government/Credit Index, is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years. It is important to note that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Maximum sales charges are included in the Fund returns shown above.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles, such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (for example, qualified vs. nonqualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

4

Fees and expenses

What are the Fund’s fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Institutional Class
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price
or redemption price, whichever is lower	none
Maximum sales charge (load) imposed
on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund’s assets.

Institutional Class
Management fees[2]	0.50%
Distribution and service (12b-1) fees	none
Other expenses	0.32%
Total annual fund operating expenses	0.82%

1 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 The Manager has agreed to voluntarily waive all or portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual fund operating expenses from exceeding, in an aggregate amount, 0.70% of the Fund’s average daily net assets from May 1, 2009 until such time as the voluntary expense cap is discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect this voluntary expense cap.

5

Profile

Fees and expenses

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Series’ total operating expenses remain unchanged in each of the periods shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Institutional Class
1 year	$84
3 years	$262
5 years	$455
10 years	$1,014

6

How we manage the Fund

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Securities in which the Fund may invest include, but are not limited to, the following:

  Securities issued or guaranteed by the U.S. government, such as U.S. Treasurys;

  Securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association (GNMA);

  Investment grade and below-investment-grade corporate bonds

  Nonagency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);

  Securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and U.S. dollars;

  Loan participations; and

  Short-term investments.

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade fixed income securities. The Fund may invest in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or are sponsored by the U.S. government.

The Fund may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Fund maintains an average effective duration of one to three years.

The Fund may also invest up to 20% of its net assets in below-investment-grade securities. The Fund may invest in domestic corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures and convertible debentures. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds.

The Fund may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Manager will limit non-U.S.-dollar-denominated securities to no more than 20% of net assets. The Fund’s total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and

7

How we manage the Fund

securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank, and the Asian Development Bank.

The Fund may invest in sponsored and unsponsored American depositary receipts, European depositary receipts, or global depositary receipts. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies.

The Fund will invest in both rated and unrated foreign securities.

The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations.

The Fund’s investment objective is nonfundamental. This means that the Board may change the Fund’s objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

The securities in which the Fund typically invests

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Fund’s Statement of Additional Information (SAI) for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Direct U.S. Treasury obligations

Direct U.S. Treasury obligations include Treasury bills, notes, and bonds of varying maturities. U.S. Treasury securities are backed by the “full faith and credit” of the United States.	How the Fund uses them: The Fund may invest without limit in U.S. Treasury securities, although they are typically not the Fund’s largest holding because they generally do not offer as high a level of current income as other fixed income securities.

8

Mortgage-backed securities

Mortgage-backed securities are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Fannie Mae, and GNMA. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

How the Fund uses them: There is no limit on government-related mortgage-backed securities.

The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government-sponsored corporations.

The Fund may also invest in mortgage-backed securities that are secured by the underlying collateral of the private issuer. Such securities are not government securities and are not directly guaranteed by the U.S. government in any way. These include CMOs, REMICs, and CMBS.

Asset-backed securities

Asset-backed securities are bonds or notes backed by accounts receivable including home equity, automobile, or credit loans.	How the Fund uses them: The Fund may invest in asset-backed securities rated in one of the four highest rating categories by an NRSRO.

Corporate bonds

Corporate bonds are debt obligations issued by a corporation.	How the Fund uses them: The Fund may invest in corporate bonds.

High yield corporate bonds

High yield corporate bonds are debt obligations issued by a corporation and rated lower than investment grade by an NRSRO such as S&P or Moody’s. High yield bonds (also known as “junk bonds”) are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Fund uses them: Emphasis is typically on those rated BB or Ba by an NRSRO.

The Fund carefully evaluates an individual company’s financial situation, its management,

the prospects for its industry, and the technical factors related to its bond offering. We seek to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds. The Fund may not invest more than 20% of its net assets in high yield securities.

9

How we manage the Fund

Collateralized mortgage obligations and real estate mortgage investment conduits

CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages’ maturity.

How the Fund uses them: The Fund may invest in CMOs and REMICs. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund’s net assets, which is the Fund’s limit on investments in illiquid securities. In addition, subject to certain quality and collateral limitations, the Fund may invest up to 20% of its total assets in CMOs and REMICs issued by private entities that are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, so called “nonagency” mortgage-backed securities.

Short-term debt investments

These instruments include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by the instruments described in (1)–(4) above.

How the Fund uses them: The Fund may invest in these instruments either as a means of achieving its investment objective or, more commonly, as temporary defensive investments or pending investment in the Fund’s principal investment securities. When investing all or a significant portion of the Fund’s assets in these instruments, the Fund may not be able to achieve its investment objective.

Time deposits

Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

How the Fund uses them: The Fund will not purchase time deposits maturing in more than seven days and time deposits maturing from two business days (as defined below) through seven calendar days will not exceed 15% of the total assets of the Fund.

10

Zero coupon bond and pay-in-kind (PIK) bonds

Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par values. PIK bonds pay interest through the issuance to holders of additional securities.

How the Fund uses them: The Fund may purchase fixed income securities, including zero coupon bonds and PIK bonds, consistent with its investment objective.

Foreign securities

Debt issued by a non-U.S. company or a government other than the United States or by an agency, instrumentality, or political subdivision of such government.	How the Fund uses them: The Fund may invest up to 20% of its net assets in securities of foreign companies or governments.

Foreign currency transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

How the Fund uses them: Although we value the Fund’s assets daily in terms of

U.S. dollars, we do not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations.

American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs)

ADRs are receipts issued by a depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

11

How we manage the Fund

How the Fund uses them: The Fund may invest in sponsored and unsponsored ADRs. ADRs in which the Fund may invest will be those that are actively traded in the United States.	In conjunction with the Fund’s investments in foreign securities, it may also invest in sponsored and unsponsored EDRs and GDRs.

Bank loans

A bank loan is an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiror of such interest to payments of interest, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

How the Fund uses them: The Fund may invest without restriction in bank loans that meet the Manager’s credit standards. We perform our own independent credit analysis on each borrower and on the collateral securing each loan. We consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Fund may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income. We will not use bank loans for reasons inconsistent with the Fund’s investment objective.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund may use repurchase agreements as short-term investments for the Fund’s cash position.

In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. We will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the Manager’s discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Options and futures

Options represent a right to buy or sell a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date.

12

Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Certain options and futures may be considered derivative securities.

How the Fund uses them: At times when we anticipate adverse conditions, we may want to protect gains on securities without actually selling them. We might use options or futures to neutralize the effect of any price declines, without selling a bond or bonds, or as a hedge against changes in interest rates. We may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Fund.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on illiquid securities.

Illiquid securities

Illiquid securities are securities that do not have a ready market and cannot be easily sold within seven days at approximately the price at which a fund has valued them. Illiquid	securities include repurchase agreements maturing in more than seven days. How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid securities.

Interest rate swap, index swap, and credit default swap agreements

In an interest rate swap, a fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate.

In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities

13

How we manage the Fund

to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

Interest rate swaps, index swaps, and credit default swaps may be considered illiquid.

How the Fund uses them: The Fund may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Use of these strategies can increase the operating costs of the Fund and lead to loss of principal.

The Fund may also invest in other securities, including certificates of deposit and obligations of both U.S. and foreign banks, corporate debt, and commercial paper.

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

Lending securities

The Fund may lend up to 25% its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

Purchasing securities on a when-issued
or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. We will designate cash or securities in amounts sufficient to cover the Fund’s obligations, and will value the designated assets daily.

Portfolio turnover

We anticipate that the Fund’s annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

14

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of certain of these risks and other risks not discussed here.

Interest rate risk

Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated.

How the Fund strives to manage it: The Fund will not invest in swaps with maturities of more than 10 years. Each business day (as defined below), we will calculate the amount the Fund must pay for swaps it holds and will segregate enough cash or other liquid securities to cover that amount.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, or investor confidence.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

How the Fund strives to manage it: We maintain a long-term investment approach and focus on securities that we believe can continue to provide returns over an extended time frame regardless of interim market fluctuations. Generally, we do not try to predict overall market movements.

In evaluating the use of an index swap for the Fund, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for the Fund, we focus on those dealers with high-quality ratings and do careful credit analysis before engaging in the transaction.

15

How we manage the Fund

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage them: We limit the amount of the Fund’s assets invested in any one industry and in any individual security or issuer. We also follow a rigorous selection process when choosing securities for the portfolio.

Credit risk

Credit risk is risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s vale, which would impact a fund’s performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds.

A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds,

and adversely affect the ability of high yield issuers to repay principal and interest.

How the Fund strives to manage it: The Fund strives to minimize credit risk by investing primarily in higher quality, investment grade corporate bonds.

Any portion of a Fund that is invested in high yielding, lower-quality corporate bonds is subject to greater credit risk. The Manager strives to manage that risk through careful bond selection, by limiting the percentage of the Fund that can be invested in lower-quality bonds, and by maintaining a diversified portfolio of bonds representing a variety of industries and issuers.

Prepayment risk

Prepayment risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing a fund to reinvest its money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.	How the Fund strives to manage it: We take into consideration the likelihood of prepayment when we select mortgages. We may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

16

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid securities at a favorable time or price during periods of infrequent trading of an illiquid security.

How the Fund strives to manage it: The Fund limits its exposure to illiquid securities to no more than 15% of its net assets.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio management team had anticipated. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

How the Fund strives to manage it: We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income.

Currency risk

Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

How the Fund strives to manage it: The Fund, which has exposure to global and international investments, may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar-denominated securities, we may invest in forward foreign currency contracts. These activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, we may engage in foreign currency options and futures transactions.

17

How we manage the Fund

Foreign risk

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

How the Fund strives to manage it: We attempt to reduce the risks presented by such investments by conducting world-wide fundamental research, including country visits. In addition, we monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, we may hedge exposure to those currencies for defensive purposes.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: The Fund may invest a portion of its assets in securities of issuers located in emerging markets. We cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, and other relevant factors. The Fund will limit investments in emerging markets, in the aggregate, to no more than 10% of its net assets.

Foreign government securities risk

Foreign government securities risk involves the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.	How the Fund strives to manage it: The Fund attempts to reduce the risks associated with investing in foreign governments by limiting the portion of its assets that may be invested in such securities. The Fund will not invest more than 20% of its net assets in foreign securities.

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Government and regulatory risk

Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage it: We evaluate the economic and political climate in the U.S. and abroad before selecting securities for the Fund. We typically diversify the Fund’s assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Zero coupon and PIK bond risks

Zero coupon and PIK bonds are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Fund. For example, the Fund accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund does not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

How the Fund strives to manage it: The Fund may invest in zero coupon and PIK bonds to the extent consistent with the Fund’s investment objective. We cannot eliminate the risks of zero coupon bonds, but we do try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Fund.

Bank loans and other direct indebtedness risk

Bank loans and other direct indebtedness risk involves the risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured	loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate a fund to pay additional cash on a certain date or on demand. These commitments may require a fund to increase its investment in a company

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How we manage the Fund

at a time when that fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

How the Fund strives to manage it: These risks may not be completely eliminated, but we will attempt to reduce them through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should we determine that any of these securities may be illiquid, these would be subject to the Fund’s restriction on illiquid securities.

Valuation risk

A less liquid secondary market, as described above, makes it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities.	How the Fund strives to manage it: We will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the Fund’s assets that can be allocated to privately placed high yield securities.

Counterparty risk

If a fund enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.	How the Fund strives to manage it: We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Disclosure of portfolio holdings information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Who manages the Fund

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the

Manager was paid an aggregate fee, net of fee waivers, of 0.37% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s semiannual report to shareholders for the period ended June 30, 2008.

Portfolio managers

Paul Grillo and Roger A. Early have day-to-day responsibilities for making investment decisions for the Fund.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North

Carolina State University and an MBA with a concentration in finance from Pace University.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross,

21

Who manages the Fund

and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

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Who manages the Fund

Manager of managers structure

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Fund’s Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of

Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund’s Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund’s portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who?

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund’s investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the SEC that require its Board to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. The investment manager places portfolio orders with broker/ dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund’s average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

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Portfolio managers: Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian: Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Financial intermediary wholesaler: Pursuant to a contractual arrangement with a fund’s distributor, a financial intermediary wholesaler is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors, and other financial intermediaries.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders: Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund’s management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

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About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

  retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;

  tax-exempt employee benefit plans of the Fund’s Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor);

  institutional advisory accounts (including mutual funds) managed by the Manager or its affiliates and clients of Delaware Investment Advisers, an affiliate of the Manager, as well as the clients’ affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts;

  a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

  registered investment managers (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to the RIAs for investment purposes. Use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

  certain plans qualified under Section 529 of the Internal Revenue Code, as amended (Code), for which the Fund's Manager, Distributor, or service agent, or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services;

  programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares; or

  private investment vehicles, including but not limited to foundations and endowments.

Payments to intermediaries

The Distributor, Lincoln Financial Distributors, Inc., and their affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/ or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediary’s consultants, salespersons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

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If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value (NAV) or the price of the Fund’s shares.

For more information, please see the SAI.

How to buy shares

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that purchase orders submitted by mail will not be accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #021000018, bank account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 362-7500 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments® Funds. Please keep in mind, however, that you may not exchange your shares for Class A shares, other than Delaware Cash Reserve Fund. You may not exchange shares for Class B, Class C, or Class R shares. To open an account by exchange, call your Client Services Representative at 800 362-7500.

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About your account

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. For a fund that invests in foreign securities, the fund’s NAV may change on days when a shareholder will not be able to purchase or sell fund shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity

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securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board’s oversight.

Document delivery

If you have an account in the same Delaware Investments® Fund as another person or entity at your address, we send one copy of the Fund’s prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call your Client Services Representative at 800 362-7500. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

By mail

You may redeem your shares (sell them back to the Fund) by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that redemption orders submitted by mail will not be accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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About your account

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV determined on the next Business Day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days’ written notice to you.

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund. If you exchange shares to a fund that has a sales charge, you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class A shares of another Delaware Investments® Fund, other than Delaware Cash Reserve

Fund. You may not exchange your shares for Class B, Class C, or Class R shares of another Delaware Investments® Fund. The Fund may refuse the purchase side of any exchange request, if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

Frequent trading of Fund shares

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund’s Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider

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anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s current

Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially

31

About your account

involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures
 The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar cost averaging programs; or omnibus account arrangements.

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Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund’s frequent trading policy with respect to an omnibus account, the Fund or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Fund’s policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Fund. Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions
 The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, twice each year. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

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About your account

The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements
Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “buying a dividend”
If you are a taxable investor and invest in the Fund shortly before the record date of a capital gain distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund may be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates if certain holding period requirements are met.

Sale or redemption of Fund shares
A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

34

Other
 Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from

U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by funds of funds and similar investment vehicles
The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A “529 Plan” is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

35

Financial highlights

Delaware Limited-Term Diversified Income Fund

The financial highlights table is intended to help you understand the Fund’s financial performance. All “per share” information reflects financial results for a single Fund share.

Institutional Class shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information for the years ended December 31, 2008 and 2007.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

36

The information for each of the fiscal years ended December 31 presented below has been audited by Ernst & Young, LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 362-7500.

				Year ended
				12/31
2008	2007	2006	2005	2004
$8.340	$8.210	$8.270	$8.480	$8.620

0.306	0.322	0.297	0.291	0.256
(0.111)	0.199	0.019	(0.132)	(0.047)
0.195	0.521	0.316	0.159	0.209

(0.355)	(0.391)	(0.376)	(0.369)	(0.349)
(0.355)	(0.391)	(0.376)	(0.369)	(0.349)

$8.180	$8.340	$8.210	$8.270	$8.480

2.37%	6.52%	3.92%	1.91%	2.46%

$7,420	$9,298	$21,873	$26,070	$21,732
0.69%	0.68%	0.66%	0.67%	0.60%

0.82%	0.82%	0.84%	0.82%	0.83%
3.70%	3.92%	3.61%	3.47%	3.00%

3.57%	3.78%	3.43%	3.32%	2.77%
351%	236%	276%	259%	313%

37

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
 A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

38

Additional information

  Web site: www.delawareinvestments.com

  E-mail: service@delinvest.com

  Client Services Representative: 800 362-7500

  Delaphone Service: 800 362-FUND (800 362-3863)
  For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this Touch-Tone® service.

  Written correspondence: P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407.

Delaware Limited-Term Diversified Income Fund symbols	CUSIP	Nasdaq
(Institutional Class)	245912506	DTINX

45

Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call toll-free 800 362-7500. The SAI and shareholder reports are available, free of charge, through the Fund’s Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

PR-047 [12/08] DG3 4/09	Investment Company Act file number: 811-03363	PO 13825

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2009

DELAWARE GROUP LIMITED TERM GOVERNMENT FUNDS
Delaware Limited-Term Diversified Income Fund

2005 Market Street
Philadelphia, PA 19103-7094

For Prospectuses, Performance, and Information on Existing Accounts of:
Class A shares, Class B shares, Class C shares, and Class R shares: 800 523-1918
Institutional Classes: 800 362-7500

Dealer Services (Broker/Dealers only): 800 362-7500

      This Statement of Additional Information (“Part B”) describes the shares of Delaware Limited-Term Diversified Income Fund (the “Fund”), which is a series of Delaware Group Limited Term Government Funds (the “Trust”). The Fund offers Class A, B, C, and R shares (collectively, the “Fund Classes”) and Institutional Class shares. All references to “shares” in this Part B refer to all classes of shares of the Fund, except where noted. The Fund’s investment manager is Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust.

      This Part B supplements the information contained in the Fund’s current prospectuses (the “Prospectuses”), each dated April 30, 2009, as they may be amended from time to time. This Part B should be read in conjunction with the applicable Prospectus. This Part B is not itself a Prospectus but is, in its entirety, incorporated by reference into each Prospectus. A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund’s national distributor, Delaware Distributors, L.P. (the “Distributor”), at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or by phone toll-free at 800 523-1918. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA 19103-7094. The Fund’s financial statements, the notes relating thereto, the financial highlights, and the report of independent registered public accounting firm are incorporated by reference from the Fund’s annual report (“Annual Report”) into this Part B. A copy of the Annual Report will accompany any request for this Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.

	Page		Page
Organization and Classification	2	Purchasing Shares	42
Investment Objective, Restrictions, and Policies	2	Investment Plans	53
Investment Strategies and Risks	4	Determining Offering Price and Net Asset Value	56
Disclosure of Portfolio Holdings Information	26	Redemption and Exchange	57
Management of the Trust	27	Distributions and Taxes	64
Investment Manager and Other Service Providers	33	Performance Information	74
Portfolio Managers	37	Financial Statements	74
Trading Practices and Brokerage	39	Principal Holders	75
Capital Structure	41	Appendix A – Description of Ratings	76

ORGANIZATION AND CLASSIFICATION

Organization
      The Trust was organized as a Pennsylvania business trust in 1981, reorganized as a Maryland corporation in 1990, and reorganized again as a Delaware statutory trust on December 15, 1999. Effective as of the close of business on August 28, 1995, the Trust’s name was changed from Delaware Group Treasury Reserves, Inc. to Delaware Group Limited-Term Government Funds, Inc. Effective as of December 15, 1999, the Trust’s name was changed from Delaware Group Limited-Term Government Funds, Inc. to Delaware Group Limited-Term Government Funds.

Classification
      The Trust is an open-end management investment company. The Fund’s portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVE, RESTRICTIONS, AND POLICIES

Investment Objective
      The Fund’s investment objective is described in the Prospectuses. The Fund’s investment objective is nonfundamental, and may be changed without shareholder approval. However, the Trust’s Board of Trustees (“Board”) must approve any changes to nonfundamental investment objectives and the Fund will notify shareholders at least 60 days prior to a material change in the Fund’s investment objective.

Fundamental Investment Restrictions
      The Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

     The Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit.

     2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

     4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Nonfundamental Investment Restriction
      In addition to the fundamental investment policies and restrictions described above, and the various general investment policies described in the Prospectuses, the Fund will be subject to the following investment restriction, which is considered nonfundamental and may be changed by the Board without shareholder approval: The Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

      In applying the Fund’s fundamental policy concerning concentration that is described above, it is a matter of nonfundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities. Additionally, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issues in the same industry.

      Except for the Fund’s policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover
      Portfolio trading will be undertaken principally to accomplish the Fund’s investment objective. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund’s investment objective.

     The portfolio turnover rate tells you the amount of trading activity in the Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of the Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.

      The Fund generally may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The Fund has, in the past, experienced portfolio turnover rates that were significantly in excess of 100%. For the past two fiscal years ended December 31, 2007 and 2008, the Fund’s portfolio turnover rates were 236% and 351%, respectively.

INVESTMENT STRATEGIES AND RISKS

      The Fund’s investment objectives, strategies, and risks are described in the Prospectuses. Certain additional information is provided below. All investment strategies of the Fund are nonfundamental and may be changed without shareholder approval.

Asset-Backed Securities
     The Fund may invest in securities that are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans, and leases or other loans or financial receivables currently available or which may be developed in the future.

     Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity. The securities are collateralized by the various receivables and the payments on the underlying receivables provide the proceeds to pay the debt service on the debt obligations issued.

      The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases ever, established and other risks that may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws; therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Average Effective Duration
      The average effective duration of the Fund will typically be between one and three years. This is considered a short- to intermediate-range duration.

     Some of the securities in the Fund’s portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security’s price. With respect to securities with an interest rate adjustment period of one year or less, the Fund will, when determining average weighted maturity, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

     Instruments such as Government National Mortgage Association (“GNMA”), Fannie Mae, Federal Home Loan Mortgage Corporation (“FHLMC”) securities, and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Fund’s average effective duration, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry-accepted valuation models.

Bank Obligations
      Certificates of deposit (“CDs”) are short-term negotiable obligations of commercial banks; time deposits (“TDs”) are nonnegotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

     Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

      Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of their total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of their State Branches. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Manager will carefully evaluate such investments on a case-by-case basis.

      Savings and loan associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Commercial Paper
     The Fund may invest in short-term promissory notes issued by corporations, which at the time of purchase are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody’s and A-1 by S&P are the highest investment grade category.

Corporate Debt
     The Fund may invest in corporate notes and bonds.

Credit Default Swaps
     The Fund may enter into credit default swap (“CDS”) contracts to the extent consistent with its investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets.

     CDS transactions may involve general market, illiquidity, counterparty, and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of the Fund’s investments in the CDS contracts will be limited to 15% of its total net assets. As the purchaser or seller of protection, the Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

      Where the Fund is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the CDS. To the extent that the Fund, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty (i) the reference security (or basket of securities); (ii) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities); or (iii) the negotiated monetary value of the obligation, the Fund will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the CDS or, where the Fund does not own the reference security (or basket of securities), the Fund will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation. To the extent that the Fund, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the CDS, it will designate on its books and records cash or liquid securities sufficient to cover the obligation. Whether a credit default swap requires the Fund to cash settle its obligations or to net its obligations (i.e., to offset its obligations against the obligations of the counterparty), the Fund will designate on its books and records cash or liquid securities sufficient to cover its obligations under the credit default swap. All cash and liquid securities designated by the Fund to cover its obligations under CDSs will be marked to market daily to cover these obligations.

     As the seller of protection in a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring, or agreed upon event (each of these events is a “Credit Event”). If a Credit Event occurs, the Fund generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract, the Fund would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, the Fund would have credit exposure to the reference security (or basket of securities). The Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

     As the purchaser of protection in a CDS contract, the Fund would pay a premium to the seller of protection. In return, the Fund would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to the Fund if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

     If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

     Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by the Fund to terminate the CDS contract.

      Counterparty risk. A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, the Fund’s potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, the Fund’s potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur. CDS contracts do not involve the delivery of collateral to support each party’s obligations; therefore, the Fund will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Eurodollar Instruments
     The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London interbank offered rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currency Transactions
     The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. The Fund is permitted to have net non-U.S. currency exposure of up to 10% of the Fund’s net assets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     Foreign Currency Options: The Fund may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

     Foreign Currency Conversion: Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Investments
      The Fund may invest up to 20% of its net assets in foreign securities, including permitting the Fund to invest up to 10% of its net assets in emerging markets. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts and European Depositary Receipts (“ADRs” and “EDRs”) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Forward Foreign Currency Exchange Contracts
     When dealing in forward contracts, the Fund will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

     The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

      In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Manager expects to enter into settlement hedges in the normal course of managing the Fund’s foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Manager.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge (sometimes referred to as a “position hedge”) would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell euros in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts, including settlement hedges, position hedges, and proxy hedges. Successful use of forward currency contracts will depend on the Manager’s skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Manager anticipates. For example, if a currency’s value rose at a time when the Manager had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If the Manager hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Manager increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Manager’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

Futures
     Futures contracts are agreements for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month. Although not a fundamental policy, the Fund currently intends to limit its investments in futures contracts and options thereon to the extent that not more than 5% of the Fund’s assets are required as futures contract margin deposits and premiums on options, and only to the extent that obligations relating to such transactions represent not more than 20% of the Fund’s assets.

     Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in an account at the Fund’s custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

     In addition, when the Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its custodian, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents, or high-quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

     The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of government securities at higher prices.

     With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

     If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates.

     To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell government securities from its portfolio to meet daily variation margin requirements. Such sales of government securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

     Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

     Lastly, it should be noted that the Trust on behalf of the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not subject to registration or regulation as a CPO.

High Yield, High Risk Debt Securities
     The Fund may purchase securities that are rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s (“S&P”). These securities are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A – Description of Ratings” in this Part B.

     The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Trustees, including the use of third-party pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities and the Fund’s ability to dispose of these lower-rated debt securities.

     Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis is an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Manager will attempt to identify those issuers of high yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Interest Rate and Index Swaps
     The Fund may invest in interest rate and index swaps to the extent consistent with its investment objective and strategies. The Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

     Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

     When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to manage its portfolio of swaps so as to match and offset its payment receipts and obligations.

     The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the LIBOR. The typical maximum term of an interest rate swap agreement ranges from one to 12 years. Index swaps tend to be shorter term, often for one year. The Fund will not invest in swaps with maturities of more than 10 years.

     The Fund may also engage in index swaps, also called total return swaps. In an index swap, the Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

     Swap transactions provide several benefits to the Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond’s interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond’s duration, the more sensitive the bond’s price will be to changes in interest rates. The average duration of the Fund is the weighted average of the durations of the Fund’s fixed income securities.

      If the Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semiannual fixed rate payments and receive semiannual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

     The Fund may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. The Fund could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Fund gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

      Other uses of swaps could help permit the Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered substitutes for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

      Counterparty risk. The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them— the counterparty may be judgment proof due to insolvency, for example. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

      In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as dealers. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least “A” by S&P or Moody’s or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

      In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of the Fund that has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Fund might theoretically be required to pay in a swap transaction.

      In order to ensure that the Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments, or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which the Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

     The Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund’s payment obligations over its entitled payments with respect to each swap contract. To the extent that the Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund’s net payment obligations. For example, if the Fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

      There is not a well developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, consequently, index swaps tend to have much shorter terms). The Fund may therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

      Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Code. Swaps should not otherwise result in any significant diversification or valuation issues under the Code.

Illiquid Securities
     The Fund may invest no more than 15% of the value of its net assets in illiquid securities.

     The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund.

     While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer), and whether a security is listed on an electronic network for trading the security.

     If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s limits on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Investment Company Securities
     The Fund is permitted to invest in other investment companies, including open-end, closed-end, or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.” Under the 1940 Act’s limitations, the Fund may not (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of the Fund’s total assets in the shares of any one investment company; or (iii) invest more than 10% of the Fund’s total assets in shares of other investment companies. These percentage limitations also apply to the Fund’s investments in unregistered investment companies.

Money Market Instruments
     The Fund may invest in corporate and government money market instruments. Money market instruments in which the Fund may invest include U.S. government securities; certificates of deposit, time deposits, and bankers’ acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. See also “Bank Deposits” above.

Mortgage-Backed Securities
     The Fund may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgages, issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as:

     Government National Mortgage Association Certificates: Certificates issued by the Government National Mortgage Association (“GNMA”) are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government.

     Principal is paid back monthly by the borrower over the term of the loan. Investment of prepayments may occur at higher or lower rates than the anticipated yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately nine and 12 years.

     FNMA and FHLMC Mortgage-Backed Obligations: The Federal National Mortgage Association (“FNMA”), a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government.

     As is the case with GNMA certificates, the actual maturity of, and realized yield on, particular FNMA and FHLMC pass-through securities will vary based on the prepayments of the underlying pool of mortgages and cannot be predicted.

      In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

      In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Fund may also invest in securities issued by certain private, nongovernment corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). The Fund currently invests in privately issued CMOs and REMICs only if they are rated, at the time of purchase, in the two highest grades by a nationally recognized statistical ratings organization.

     CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security).

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “interest-only” class), while the other class will receive all of the principal (the “principal-only” class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

     Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund’s net assets.

     REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and certain REMICs also may be stripped.

      The Fund may also invest in CMOs, REMICs, and commercial mortgage-backed securities (“CMBS”) that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. government, its agencies or instrumentalities (“nonagency mortgage-backed securities”). These securities are secured by the underlying collateral of the private issuer.

     CMBS are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multi-family housing, retail shopping centers, office space, hotels, and health care facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBS are subject to credit risk, prepayment risk, and extension risk. The Manager addresses credit risk by investing in CMBS that are rated in the top rating category by a nationally recognized statistical rating organization. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market. Unlike other asset classes, commercial loans have structural impediments to refinancing that include lockout periods, prepayment penalties, yield maintenance, and defeasance. These devices reduce the uncertainty introduced by prepayment options. The Manager carefully analyzes the composition and proportions of various prepayment provisions to protect against unscheduled payments. Extension risk is the risk that balloon payments (i.e., the final payment on a commercial mortgage, which is substantially larger than other periodic payments under the mortgage) are deferred beyond their originally scheduled date for payment. Extension risk measures the impact of a borrower’s ability to pay the balloon payment in a timely fashion, while maintaining loan payments in accordance with the terms specified in the loan. For the investor, extension will increase the average life of the security, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. The Manager models and stress tests extension risk and invests only in structures where extension risk is acceptable under various scenarios.

      Although the market for the foregoing securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity positions. Initially, the market participants’ concerns were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgaged-backed and asset-backed securities, as well as other fixed income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Loans and Other Direct Indebtedness
      The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental, or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as novations, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as assignments, pursuant to which the Fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary.

     The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments, which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. The Fund’s ability to receive payment of principal, interest, and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that the Fund will purchase, the investment manager will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund’s portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Options
     The Fund may purchase call options, write call options on a covered basis, write secured put options, and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

     The Fund may invest in options that are either exchange listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close option positions and this may have an adverse impact on the Fund’s ability to effectively hedge its securities. The Fund will not, however, invest more than 15% of its net assets in illiquid securities.

     Covered Call Writing. The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to achieve the Fund’s investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

     During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     With respect to options on actual portfolio securities owned by the Fund, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

      Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

     The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

     The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

     Purchasing Call Options. The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund’s total assets. The advantage of purchasing call options is that the Fund may alter portfolio characteristics, and modify portfolio maturities without incurring the cost associated with portfolio transactions.

     The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same Fund as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

     Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the results that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

     Purchasing Put Options. The Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 2% of the Fund’s total assets. A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. However, the Fund must pay a premium for this right, whether it exercises it or not. The Fund will, at all times during which it holds a put option, own the security covered by such option.

      The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow the Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option, which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

     The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

     Writing Put Options. The Fund may also write put options on a secured basis which means that the Fund will maintain, in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund’s portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

     Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Portfolio Loan Transactions
     The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      It is the understanding of the Manager that the SEC staff permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (i) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; (ii) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; (iii) the Fund must be able to terminate the loan after notice, at any time; (iv) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (v) the Fund may pay reasonable custodian fees in connection with the loan; and (vi) the voting rights on the lent securities may pass to the borrower; however, if the Board knows that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

      One major risk to which the Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board, including the creditworthiness of the borrowing broker, dealer, or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

      Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by the Fund’s custodian for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by S&P or Moody’s or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Fund receives a fee from the security lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records securities lending income net of allocations to the security lending agent and the borrower.

Repurchase Agreements
     In order to invest its cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager. A repurchase agreement is a short-term investment in which the purchaser (e.g., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser’s holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. The Fund may not invest more than 15% of its net assets in repurchase agreements with maturities of seven days or more. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements, to those which the Manager determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund’s yield under such agreements, which is monitored on a daily basis. Such collateral is held by a custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of a default.

      The funds in the Delaware Investments® family (each a “Delaware Investments® Fund” and collectively, the “Delaware Investments® Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments Funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Restricted Securities
      While maintaining oversight, the Board has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A securities are liquid for purposes of the Fund’s 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

     If the Manager determines that a Rule 144A security which was previously determined to be liquid is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s 15% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

U.S. Government Securities
     Obligations of U.S. government agencies, authorities, instrumentalities, and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., GNMA); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

When-Issued and Delayed-Delivery Securities
     The Fund may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero Coupon and Pay-In-Kind Bonds
     Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. Pay-In-Kind (“PIK”) bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds and to have certain tax consequences which could, under certain circumstances, be adverse to the Fund. Investments in zero coupon or PIK bonds would require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow. These rules could affect the amount, timing, and tax character of income distributed to you by the Fund.

Special Risk Considerations
      Foreign Securities Risks . The Fund has the right to purchase securities in any developed, underdeveloped, or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in those nations.

     In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with the United States’ generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

     Further, the Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation, as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

     Emerging Markets Securities Risks . Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Fund invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the Manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Other factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government’s policy towards the International Monetary Fund, the World Bank and other international agencies, and the political constraints to which a government debtor may be subject.

     Foreign Government Securities Risks . With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance, and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer’s ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     Risks Related to Additional Investment Techniques. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

     It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     The Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of the Fund’s portfolio holdings monthly, with a 30-day lag, on the Fund’s Web site, www.delawareinvestments.com. In addition, on a 10-day lag, we also make available on the Web site a month-end summary listing of the number of the Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the Web site by calling 800 523-1918.

     Other entities, including institutional investors and intermediaries that distribute the Fund’s shares, are generally treated similarly and are not provided with the Fund’s portfolio holdings in advance of when they are generally available to the public.

      The Fund may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

      Third-party service providers and affiliated persons of the Fund are provided with the Fund’s portfolio holdings only to the extent necessary to perform services under agreements relating to the Fund. In accordance with the policy, certain third-party service providers receive non-public portfolio holdings information on an ongoing basis in order to perform their duties on behalf of the Fund. They are: the Manager’s affiliates (Delaware Management Business Trust, Delaware Service Company, Inc., and the Distributor) and the Trust’s independent registered public accounting firm, custodian, legal counsel, financial printer (DG3), and proxy voting service (Institutional Shareholder Services).

      Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Fund or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund’s portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager, nor any affiliate receive any compensation or consideration with respect to these agreements.

      To protect the shareholders’ interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund’s Chief Compliance Officer prior to such use.

     The Board will be notified of any substantial change to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer which, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

MANAGEMENT OF THE TRUST

Officers and Trustees
      The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds. As of March 31, 2009, the Trust’s officers and Trustees directly owned less than 1% of the outstanding shares of the Fund, except for the Institutional Class, in which they owned 10.48% of the outstanding shares.

     The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

Number of
Portfolios in Fund
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	Complex Overseen	Other Directorships
Birthdate	with the Trust	Served	Past 5 Years	by Trustee	Held by Trustee
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and	Patrick P. Coyne has served in	83	Director — Kaydon
2005 Market Street	President, Chief	Trustee since	various executive capacities at		Corp.
Philadelphia, PA 19103	Executive Officer,	August 16,	different times at Delaware
	and Trustee	2006	Investments.[2]		Board of Governors
April 1963					Member —
		President and			Investment Company
		Chief Executive			Institute (ICI)
		Officer since			(2007 – Present)
August 1, 2006
Member of
Investment
Committee — Cradle
of Liberty Council,
BSA
(November 2007 –
Present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – Present)

				Number of
				Portfolios in Fund
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	Complex Overseen	Other Directorships
Birthdate	with the Trust	Served	Past 5 Years	by Trustee	Held by Trustee
Independent Trustees
Thomas L. Bennett	Trustee	Since March	Private Investor —	83	Director — Bryn
2005 Market Street		2005	(March 2004 – Present)		Mawr Bank Corp.
Philadelphia, PA 19103					(BMTC)
			Investment Manager —		(April 2007 –
October 1947			Morgan Stanley & Co.		Present)
			(January 1984 – March 2004)
					Chairman of
					Investment
					Committee—
					Pennsylvania
					Academy of Fine
					Arts (2007 – Present)
					Trustee
					(2004 – Present)

					Investment
					Committee and
					Governance
					Committee Member
					—
					Pennsylvania
					Horticultural Society
					(February 2006 –
					Present)
John A. Fry	Trustee	Since January	President —	83	Director —
2005 Market Street		2001	Franklin & Marshall College		Community Health
Philadelphia, PA 19103			(June 2002 – Present)		Systems

May 1960			Executive Vice President —
			University of Pennsylvania
			(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since April	Founder and Managing Director	83	None
2005 Market Street		1990	— Anthony Knerr & Associates
Philadelphia, PA 19103			(Strategic Consulting)
			(1990 – Present)
December 1938
Lucinda S. Landreth	Trustee	Since March	Chief Investment Officer —	83	None
2005 Market Street		2005	Assurant, Inc.
Philadelphia, PA 19103			(Insurance)
			(2002 – 2004)
June 1947
Ann R. Leven	Trustee	Since October	Consultant —	83	Director and Audit
2005 Market Street		1989	ARL Associates		Committee Chair —
Philadelphia, PA 19103			(Financial Planning)		Systemax Inc.
			(1983 – Present)
November 1940

				Number of
				Portfolios in Fund
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	Complex Overseen	Other Directorships
Birthdate	with the Trust	Served	Past 5 Years	by Trustee	Held by Trustee
Thomas F. Madison	Trustee	Since May	President and Chief Executive	83	Director and Chair of
2005 Market Street		1997[3]	Officer — MLM Partners, Inc.		Compensation
Philadelphia, PA 19103			(Small Business Investing &		Committee,
			Consulting)		Governance
February 1936			(January 1993 – Present)		Committee Member
					— CenterPoint
					Energy

					Lead Director and
					Chair of Audit and
					Governance
					Committees, Member
					of Compensation
					Committee —
					Digital River Inc.

					Director and Chair of
					Governance
					Committee, Audit
					Committee Member
					—
					Rimage Corporation

					Director and Chair of
					Compensation
					Committee —
					Spanlink
					Communications

					Lead Director and
					Chair of
					Compensation and
					Governance
					Committees —
					Valmont Industries,
					Inc.
Janet L. Yeomans	Trustee	Since April	Vice President and Treasurer	83	None
2005 Market Street		1999	(January 2006 – Present)
Philadelphia, PA 19103
			Vice President — Mergers &
July 1948			Acquisitions
			(January 2003 – January 2006),
			and Vice President
			(July 1995 – January 2003)
			3M Corporation
J. Richard Zecher	Trustee	Since March	Founder —	83	Director and Audit
2005 Market Street		2005	Investor Analytics		Committee Member
Philadelphia, PA 19103			(Risk Management)		—
			(May 1999 – Present)		Investor Analytics
July 1940
			Founder —
			Sutton Asset Management
			(Hedge Fund)
			(September 1996 – Present)

Number of
Portfolios in Fund
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	Complex Overseen	Other Directorships
Birthdate	with the Trust	Served	Past 5 Years	by Trustee	Held by Trustee
Officers
David F. Connor	Vice President,	Vice President	David F. Connor has served as	83	None[4]
2005 Market Street	Deputy General	since	Vice President and Deputy
Philadelphia, PA 19103	Counsel, and	September	General Counsel at Delaware
	Secretary	2000 and	Investments since 2000.
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President and	Treasurer since	Daniel V. Geatens has served in	83	None[4]
2005 Market Street	Treasurer	October 2007	various capacities at different
Philadelphia, PA 19103			times at Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice	David P. O’Connor has served in	83	None[4]
2005 Market Street	President, General	President,	various executive and legal
Philadelphia, PA 19103	Counsel, and Chief	General	capacities at different times at
	Legal Officer	Counsel, and	Delaware Investments.
February 1966		Chief Legal
Officer since
October 2005
Richard Salus	Senior Vice	Chief Financial	Richard Salus has served in	83	None[4]
2005 Market Street	President and	Officer since	various executive capacities at
Philadelphia, PA 19103	Chief Financial	November	different times at Delaware
	Officer	2006	Investments.
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s Manager.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s Manager, principal underwriter, and transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund.

      The following table shows each Trustee’s ownership of shares of the Fund and of shares of all Delaware Investments® Funds as of December 31, 2008.

Aggregate Dollar Range of Equity Securities in All
Registered Investment Companies Overseen by
Name	Dollar Range of Equity Securities in the Trust	Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	More than $100,000	More than $100,000
Independent Trustees
Thomas L. Bennett	None	$10,001 – $50,000
John A. Fry	None	$10,001 – $50,000
Anthony D. Knerr	None	More than $100,000
Lucinda S. Landreth	None	More than $100,000
Ann R. Leven	None	More than $100,000
Thomas F. Madison	None	$10,001 – $50,000
Janet L. Yeomans	None	More than $100,000
J. Richard Zecher	None	$10,001 – $50,000

      The following table describes the aggregate compensation received by the Trustees from the Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the fiscal year ended December 31, 2008. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

			Total Compensation
			from the Investment
			Companies in the
	Aggregate	Retirement Benefits	Delaware
	Compensation from	Accrued as Part of	Investments®
Trustee	the Trust[1]	Fund Expenses	Complex[1]
Thomas L. Bennett	$1,904	None	$195,000
John A. Fry	$1,755	None	$177,500
Anthony D. Knerr	$1,609	None	$162,500
Lucinda S. Landreth	$1,707	None	$172,500
Ann R. Leven	$2,184	None	$222,500
Thomas F. Madison	$1,775	None	$180,000
Janet L. Yeomans	$1,710	None	$175,000
J. Richard Zecher	$1,710	None	$175,000

[1]	Effective December 1, 2007, each Independent Trustee/Director will receive an annual retainer fee of $100,000 for serving as a Trustee/Director for all 31 investment companies in the Delaware Investments® family, plus $5,000 per day for attending each Board Meeting held on behalf of all investment companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $15,000. The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $35,000.

     The Board has the following committees:

      Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following four Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; John A. Fry; and J. Richard Zecher. The Audit Committee held six meetings during the Trust’s last fiscal year.

      Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following four Independent Trustees: John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann Leven (ex officio). The Nominating and Corporate Governance Committee held five meetings during the Trust’s last fiscal year.

      Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee is comprised of all of the Trust’s Independent Trustees. The Independent Trustee Committee held four meetings during the Trust’s last fiscal year.

      Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Fund by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Manager regarding investment performance and expenses and suggest changes to such reports. The Investments Committee consists of the following five Independent Trustees: Thomas L. Bennett, Chairman; Anthony D. Knerr; Lucinda S. Landreth; Janet L. Yeomans; and J. Richard Zecher. The Investments Committee held four meetings during the Trust’s last fiscal year.

Code of Ethics
     The Trust, the Manager, the Distributor, and Lincoln Financial Distributors, Inc. (the Fund’s financial intermediary wholesaler) have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
      The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

      In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”), to analyze proxy statements on behalf of the Fund and the Manager’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the Fund, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the [Fund/Portfolios/Series] voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Trust’s website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

     The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

      As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

      Because the Trust has delegated proxy voting to the Manager, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the [Fund/Portfolios/Series] are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Fund.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
      The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Investments® Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust.

      As of December 31, 2008, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $115 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Lincoln National Corporation (“Lincoln”). Lincoln, with headquarters in Radnor, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

      Delaware Investments is the marketing name for DMHI and its subsidiaries. The Manager and its affiliates own the name “Delaware Group.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to remove the words “Delaware Group” from the Trust’s name.

      The Investment Management Agreement between the Fund and the Manager (the “Investment Management Agreement”) is dated December 15, 1999 and was approved by shareholders on that date. The Investment Management Agreement had an initial term of two years and may be renewed each year so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Trust’s Independent Trustees, who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Board or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

     As compensation for the services rendered under the Investment Management Agreement, the Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to: 0.50% on the first $500 million; 0.475% on the next $500 million; 0.45% on the next $1.5 billion; and 0.425% on assets in excess of $2.5 billion.

      The Manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual fund operating expenses from exceeding, in an aggregate amount, 0.70% of the Fund’s average daily net assets from May 1, 2009 until such time as the voluntary expense cap is discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect this voluntary expense cap.

     During the past three fiscal years, the Fund paid the following investment management fees, after fee waivers, as applicable:

Fiscal Year Ended	Incurred	Paid	Waived
12/31/08	$1,208,742	$897,829	$310,913
12/31/07	$1,074,011	$768,880	$305,131
12/31/06	$1,260,007	$812,502	$447,505

     Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, such expenses include the Fund’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
      The Distributor, located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trust’s shares under a Distribution Agreement dated April 19, 2001. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of DMHI and, therefore, of Lincoln. The Distributor has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the other Delaware Investments® Funds. The Board annually reviews fees paid to the Distributor.

      During the Fund’s last three fiscal years, the Distributor received net commissions from the Fund on behalf of its Class A shares, after re-allowances to dealers, as follows:

	Total Amount of	Amounts Reallowed to
Fiscal Year Ended	Underwriting Commission	Dealers	Net Commission to DDLP
12/31/08	$159,390	$135,261	$24,129
12/31/07	$55,175	$46,884	$8,291
12/31/06	$52,876	$44,921	$7,955

      During the Fund’s last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares of the Fund as follows:

Limited CDSC Payments
Fiscal Year Ended	Class A shares
12/31/08	$8,068
12/31/07	$18
12/31/06	$8

      During the Fund’s last three fiscal years, the Distributor received contingent deferred sales charge (“CDSC”) payments with respect to the Fund’s Class B shares and Class C shares as follows:

	CDSC Payments
Fiscal Year Ended	Class B shares	Class C shares
12/31/08	$3,538	$5,803
12/31/07	$10,317	$451
12/31/06	$11,136	$1,566

      Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of the Manager, serves as the Fund’s financial intermediary wholesaler pursuant to a Third Amended and Restated Financial Intermediary Distribution Agreement (the “Financial Intermediary Agreement”) with the Distributor as of January 1, 2007. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors, and other financial intermediaries (collectively, “Financial Intermediaries”). The address of LFD is 130 N. Radnor-Chester Road, Radnor, PA 19087-5221. The Distributor pays LFD for the actual expenses incurred by LFD in performing its duties under the Financial Intermediary Agreement as determined by the Distributor’s monthly review of information retrieved from Lincoln Financial Group’s applicable expense management system. Based on this review, the Distributor may request that LFD provide additional information describing its expenses in detail reasonably acceptable to the Distributor. The fees associated with LFD’s services to the Fund are borne exclusively by the Distributor and not by the Fund.

Transfer Agent
      Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Fund’s shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement dated April 19, 2001, as amended June 26, 2001. The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Lincoln. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $27.00 for each open and $10.00 for each closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

     These charges are assessed monthly on a pro rata basis and determined by using the number of shareholder and retirement accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

     The Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

      DST Systems, Inc. (“DST”) provides subtransfer agency services to the Fund. In connection with these services, DST administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountants
      Effective October 1, 2007, The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s net asset values (“NAVs”) and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Effective October 1, 2007, DSC provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis. Prior to October 1, 2007, DSC provided fund accounting and financial administration services to the Fund at an annual rate of 0.04% of the Fund’s average daily net assets.

      During the fiscal year ended December 31, 2006 and the period January 1, 2007 to September 30, 2007, the Fund paid DSC the following amounts for fund accounting and financial administration services: $100,800, and $64,895, respectively.

      During the period from October 1, 2007 to December 31, 2007 and the fiscal year ended December 31, 2008, the Fund paid the following amounts to BNY Mellon for fund accounting and financial administration services: $18,390 and $79,741, respectively.

      During the period from October 1, 2007 to December 31, 2007 and the fiscal year ended December 31, 2008, the Fund paid the following amounts to DSC for fund accounting and financial administration oversight services: $2,626 and $16,958, respectively.

Custodian
      BNY Mellon also serves as the custodian of the Fund’s securities and cash. As the Fund’s custodian, BNY Mellon maintains a separate account or accounts for the Fund; receives, holds, and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund’s portfolio securities. BNY Mellon also serves as the Fund’s custodian for its investments in foreign securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

PORTFOLIO MANAGERS

Other Accounts Managed
      The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2008, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

				Total Assets
			No. of Accounts with	in Accounts with
	No. of	Total Assets	Performance-Based	Performance-Based
	Accounts	Managed	Fees	Fees
Roger A. Early
Registered investment	23	$8.7 billion	0	$0
companies
Other pooled investment	0	$0	0	$0
vehicles
Other Accounts	15	$2.7 billion	0	$0
Paul Grillo
Registered investment	16	$5.5 billion	0	$0
companies
Other pooled investment	0	$0	0	$0
vehicles
Other Accounts	20	$2.8 billion	0	$0

Description of Potential Material Conflicts of Interest
      Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or the Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio manager’s compensation consists of the following:

     Base Salary: Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

      Bonus: Due to transitioning of responsibilities of our fixed income managers over the past year, some of the managers’ bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

      Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

      For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. The Manager intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

      Deferred Compensation – Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation & Supplemental/Excess Retirement Plan, which is available to all employees whose base salaries or established compensation exceed a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

      Stock Option Incentive Plan/Equity Compensation Plan - Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan.

      The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to: attract, retain and reward key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the company; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Awards are granted under the plan from time to time by the company. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Code, and the regulations promulgated thereunder. The fair market value of shares of common stock underlying Awards granted prior to December 26, 2008 is determined by an independent appraiser utilizing a formula based valuation methodology. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company and the shares may be called back from the stockholder by the company from time to time, as the case may be.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
      As of December 31, 2008, the Fund’s portfolio managers owned the following amounts of Fund shares:

Portfolio Manager	Dollar Range Of Fund Shares Owned[1]
Roger A. Early	$10,001 – $50,000
Paul Grillo	$50,001 – $100,000

Note: The ranges for fund share ownership by portfolio managers are: none; $1–10,000; $10,001–$50,000; $50,001–100,000; $100,001–500,000; $500,001–$1 million; more than $1 million.

[1] Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

TRADING PRACTICES AND BROKERAGE

     The Manager selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

      During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Fund were as follows:

Brokerage
Fiscal Year Ended	Commissions
12/31/08	$38,984
12/31/07	$12,782
12/31/06	$19,952

      Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage, and research services. These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

      As provided in the Securities Exchange Act of 1934, as amended, and the Fund’s Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute, in some part, brokerage and research services used by the Manager in connection with its investment decision-making process and constitute, in some part, services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other Delaware Investments® Funds. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

      During the fiscal year ended December 31, 2008, none of the Fund’s portfolio transactions were directed to broker/dealers for brokerage and research services provided.

      As of December 31, 2008, the Fund held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents:

Name of Regular Broker/Dealer	Value of Any Securities Owned
JP Morgan	$2,210,000
Bank of America	$2,580,000
Citigroup	$2,190,000
Morgan Stanley	$2,700,000
Goldman Sachs	$2,695,000
BB&T	$1,895,000

      The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

      Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

      The Fund has the authority to participate in a commission recapture program. Under the program, and subject to seeking best execution as described in this section, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Any such commission rebates will be included in realized gain on securities in the appropriate financial statements of the Fund. The Manager and its affiliates have previously acted and may in the future act as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

CAPITAL STRUCTURE

Capitalization
      The Trust currently has authorized, and allocated to each Class of the Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid and nonassessable. Shares do not have preemptive rights. All shares represent an undivided proportionate interest in the assets of the Fund, and each share class has the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter affecting the Fund Classes’ Plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Fund Classes may vote only on matters affecting the Rule 12b-1 Plan that relates to the class of shares they hold. However, Class B shares of the Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of the Fund. General expenses of the Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Fund Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

      Until May 31, 1992, the Fund offered shares of two retail classes, Investors Series II class (now Class A shares) and the Investors Series I class. Shares of Investors Series I class were offered with a sales charge, but without the imposition of a Rule 12b-1 fee. Effective June 1, 1992, following shareholder approval of a plan of recapitalization on May 15, 1992, shareholders of the Investors Series I class had their shares converted into shares of the Investors Series II class and became subject to the latter class’ Rule 12b-1 charges. Effective at the same time, following approval by shareholders, the name Investors Series was changed to Treasury Reserves Intermediate Series and the name Investors Series II class was changed to Treasury Reserves Intermediate Fund class. Treasury Reserves Intermediate Fund (Institutional) class was first offered on June 1, 1992 and beginning May 2, 1994 it became known as Treasury Reserves Intermediate Fund Institutional Class. On May 2, 1994, the Treasury Reserves Intermediate Fund class became known as the Treasury Reserves Intermediate Fund A Class. Effective as of close of business on August 28, 1995, the Trust’s name was changed from Delaware Group Treasury Reserves, Inc. to Delaware Group Limited-Term Government Funds, Inc. and the name Treasury Reserves Intermediate Series was changed to Limited-Term Government Fund. At the same time, the names of Treasury Reserves Intermediate Fund A Class, Treasury Reserves Intermediate Fund B Class and Treasury Reserves Intermediate Fund Institutional Class were changed to Limited-Term Government Fund A Class, Limited-Term Government Fund B Class, and Limited-Term Government Fund Institutional Class, respectively. Effective as of August 16, 1999, the name of Limited-Term Government Fund changed to Delaware Limited-Term Government Fund. Corresponding changes were also made to the names of each of the Fund’s Classes. Effective as of December 15, 1999, the Trust’s name was changed from Delaware Group Limited-Term Government Funds, Inc. to Delaware Group Limited-Term Government Funds. The Fund’s Class R shares were initially offered on June 2, 2003. Effective November 30, 2007, Delaware Limited-Term Government Fund changed its name to Delaware Limited-Term Diversified Income Fund.

Noncumulative Voting
      The Trust’s shares have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASING SHARES

      As of May 31, 2007, the Fund ceased to permit new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), in Class B shares, except through reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, or exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Delaware Investments® Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’s pricing structure and eligibility requirements, if any.

      For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. You will be notified via supplement if there are any changes to these attributes, sales charges, or fees.

General Information
      Shares of the Fund are offered on a continuous basis by the Distributor and, for the Fund Classes, may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Trust reserves the right to suspend sales of Fund shares and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in the Fund’s best interest. The minimum initial investment generally is $1,000 for Class A shares, Class B shares, and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Investments® Fund, the Manager or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an automatic investing plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class R shares and the Institutional Class, but certain eligibility requirements must be met.

      You may purchase up to $1 million of Class C shares of the Fund. See “Investment Plans” for purchase limitations applicable to retirement plans. The Trust will reject any purchase order for $1 million or more of Class C shares. An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

      Selling dealers are responsible for transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if, in the opinion of management, such rejection is in the Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Investments® Fund. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

      The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     FINRA has adopted amendments to its Conduct Rules relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

      Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A shares and Institutional Class shares of the Fund. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Fund. No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Fund. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

      Certain omnibus accounts and managed or asset-allocation programs may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

Alternative Purchase Arrangements — Class A and Class C Shares
      The alternative purchase arrangements of Class A shares and Class C shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares, and other relevant circumstances. Please note that as of May 31, 2007, the Fund ceased to permit new or subsequent investments, including through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), in Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to 0.30% of the average daily net assets of Class A shares, or to purchase Class C shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to 1.00% (0.25% of which is a service fee to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class C shares do not convert to another Class.

      The higher Rule 12b-1 Plan expenses on Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

      In comparing Class C shares to Class R shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C shares. Investors also should consider the fact that, like Class C shares, Class R shares do not have a front-end sales charge and, unlike Class C shares, Class R shares are not subject to a CDSC.

      For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees and, in the case of Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R shares, from the proceeds of the Rule 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A shares, Class C shares and Class R shares. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R shares) and the CDSCs applicable to Class C shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans Under Rule 12b-1 for the Fund Classes” below.

      Dividends, if any, paid on the Fund Classes and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount of Rule 12b-1 Plan expenses relating to the Fund Classes that pay such expenses will be borne exclusively by such Classes. See “Determining Offering Price and Net Asset Value” below.

      Class A Shares: Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes’ Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features - Class A shares,” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

      From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer’s Commission
      As described in the Fund Classes’ Prospectus, for initial purchases of Class A shares of $1 million or more, a dealer’s commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

      In determining a financial advisor’s eligibility for the dealer’s commission, purchases of Class A shares of other Delaware Investments® Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” under “Redemption and Exchange”) may be aggregated with those of the Class A shares of the Fund. Financial advisors also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

     An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Deferred Sales Charge Alternative — Class B Shares
      Class B shares were previously available at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment would be invested in Fund shares. As discussed below, however, Class B shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

      Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B shares. These payments support the compensation paid to dealers or brokers for selling Class B shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the CDSC and the proceeds of the Rule 12b-1 Plan fees makes it possible for the Fund to sell Class B shares without deducting a front-end sales charge at the time of purchase.

      Holders of Class B shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B shares acquired as a result of the exchange. See “Redemption and Exchange” below.

Automatic Conversion of Class B shares
      Class B shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A shares. Conversions of Class B shares into Class A shares will occur only four times in any calendar year, on the 18th day (or next business day) of March, June, September, and December (each, a “Conversion Date”). A business day is any day that the New York Stock Exchange (“NYSE”) is open for business (“Business Day”). If the eighth anniversary after a purchase of Class B shares falls on a Conversion Date, an investor’s Class B shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor’s Class B shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder’s eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert to Class A shares.

      Class B shares of the Fund acquired through a reinvestment of dividends will convert to the corresponding Class A shares of that Fund (or, in the case of Delaware Cash Reserve Fund, the Consultant Class) pro rata with Class B shares of the fund not acquired through dividend reinvestment.

      All such automatic conversions of Class B shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative — Class C shares
      Class C shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

      Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to dealers or brokers for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

      Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares. See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Fund Classes
      Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Fund Classes (the “Plans”). Each Plan permits the Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Class shares. Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

      The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Fund Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel; holding special promotions for specified periods of time; and paying distribution and maintenance fees to brokers, dealers, and others. In connection with the promotion of shares of the Fund Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning the Fund Classes and increase sales of the Fund Classes. In addition, the Fund may make payments from the Rule 12b-1 Plan fees of its respective Fund Classes directly to others, such as banks, who aid in the distribution of Fund Class shares or provide services with respect to a class, pursuant to service agreements with the Trust. The Plan expenses relating to Class B shares and Class C shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

      On May 21, 1987, the Board of Trustees set the fee for Class A shares, pursuant to its Plan, at 0.15% of average daily net assets. This fee was effective until May 31, 1992. Effective June 1, 1992, the Board of Trustees determined that the annual fee, payable on a monthly basis, under the Plan, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A shares that were originally purchased prior to June 1, 1992 in the Investors Series I class (which was converted into what is now referred to as Class A shares on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of the Investors Series I class), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by all other Class A shares. While this is the method to be used to calculate the Rule 12b-1 fees to be paid by Class A shares, the fee is a Class expense so that all shareholders, regardless of whether they originally purchased or received shares in the Investors Series I class or in one of the other classes that is now known as Class A shares will bear Rule 12b-1 expenses at the same rate. While this describes the current formula for calculating the fees which will be payable under the Class A shares’ Plan beginning June 1, 1992, the Plan permits a full 0.30% on all assets of Class A shares to be paid at any time following appropriate Board approval.

      The Plans do not limit fees to amounts actually expended by the Distributor. It is possible that the Distributor may realize a profit in any particular year in which payments pursuant to the Plans exceed the amounts actually expended by the Distributor. However, the Distributor currently expects that its distribution expenses will equal or exceed payments to it under the Plans. The Distributor may incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Fund. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

      All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of the Fund Classes would be borne by such persons without any reimbursement from such Fund Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

      The Plans and the Distribution Agreement, as amended, have all been approved by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreement, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

      Each year, the Board must determine whether continuation of the Plans is in the best interest of shareholders of the Fund Classes and whether there is a reasonable likelihood of each Plan providing a benefit to its respective Fund Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to the Fund Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreement, or by a majority vote of the relevant Fund Class’ outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class’ outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. With respect to the Fund’s Class A shares Plans, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund’s Class B shares. Also, any other material amendment to the Plans must be approved by a majority vote of the Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreement. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for their review.

      For the fiscal year ended December 31, 2008, the Rule 12b-1 payments for the Fund’s Class A shares, Class B shares, Class C shares, and Class R shares were: $298,803, $44,376, $289,946, and $5,642, respectively. Such amounts were used for the following purposes:

	Class A	Class B	Class C	Class R
	shares	shares	shares	shares
Advertising	—	—	—	—
Annual/Semiannual Reports	$24,264	$557	$922	$431
Broker Sales Charges	—	$518	—	—
Broker Trails*	—	$6,623	—	$3,096
Salaries & Commissions to Wholesalers	$251,268	—	—	—
Interest on Broker Sales Charges	—	$6,010	$37,082	—
Promotional-Other	—	$66	$3,662	$40
Prospectus Printing	$23,271	$464	$1,035	$391
Wholesaler Expenses	—	—	$247,245	$1,684
Total Expenditures	$298,803	$14,238	$289,946	$5,642

*	The broker trail amounts listed in this row are principally based on payments made to broker-dealers monthly. However, certain brokers receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Other Payments to Dealers
     The Distributor, LFD, and their affiliates may pay compensation at their own expense, and not as an expense of the Fund, to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative, or shareholder processing services, marketing, educational support, and ticket charges. Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Investments® Funds), the Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

      A significant purpose of these payments is to increase sales of the Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or LFD’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through such Financial Intermediaries.

Special Purchase Features — Class A Shares

      Buying Class A Shares at Net Asset Value: The Fund Classes’ Prospectus set forths the categories of investors who may purchase Class A shares at NAV. This section provides additional information regarding this privilege. The Fund must be notified in advance that a trade qualifies for purchase at NAV.

      As disclosed in the Fund Classes’ Prospectus, certain retirement plans that contain certain legacy retirement assets may make purchases of Class A shares at NAV. The requirements are as follows:

  The purchase must be made by a group retirement plan (excluding defined benefit plans) (i) that purchased Class A shares prior to a recordkeeping transition period from August 2004 to October 2004 and (ii) where the plan participant records were maintained on Retirement Financial Services, Inc.’s (“RFS”) proprietary recordkeeping system, provided that the plan (a) has in excess of $500,000 of plan assets invested in Class A shares of one or more Delaware Investments® Fund; or (b) is sponsored by an employer that has, at any point after May 1, 1997, had more than 100 employees while such plan has held Class A shares of a Delaware Investments® Fund and such employer has properly represented to, and received written confirmation back from, RFS in writing that it has the requisite number of employees. See “Group Investment Plans” below for information regarding the applicability of the Limited CDSC.

  The purchase must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class A shares prior to an August 2004 to October 2004 recordkeeping transition period and purchased shares through a retirement plan alliance program, provided that RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program.

      As disclosed in the Fund Classes’ Prospectus, certain legacy bank sponsored retirement plans may make purchases of Class A shares at NAV. These purchases may be made by bank sponsored retirement plans that held, but are no longer eligible to purchase, Institutional Class shares or interests in a collective trust as a result of a change in distribution arrangements.

      Allied Plans: Class A shares are available for purchase by participants in certain 401(k) Defined Contribution Plans (“Allied Plans”) which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A shares of designated Delaware Investments® Funds (“eligible Delaware Investments® Fund shares”), as well as shares of designated classes of non- Delaware Investments® Funds (“eligible non-Delaware Investments® Fund shares”). Class C shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments® and eligible non-Delaware Investments ® Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments® Fund shares. See “Combined Purchases Privilege” below.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Investments® Fund shares for other eligible Delaware Investments® Fund shares or for eligible non-Delaware Investments® Fund shares at NAV without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments® and non-Delaware Investments® Funds, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments® Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See “Investing by Exchange” under “Investment Plans” below.

      A dealer’s commission may be payable on purchases of eligible Delaware Investments® Fund shares under an Allied Plan. In determining a financial advisor’s eligibility for a dealer’s commission on NAV purchases of eligible Delaware Investments® Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See “Class A shares” under “Alternative Investment Arrangements” above.

     The Limited CDSC is applicable to redemptions of NAV purchases from an Allied Plan on which a dealer’s commission has been paid. Waivers of the Limited CDSC, as described in the Fund Classes’ Prospectuses, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments® and non-Delaware Investments® Fund shares. When eligible Delaware Investments® Fund shares are exchanged into eligible non-Delaware Investments® Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

      Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A shares intended to be purchased, until such purchase is completed within the 13-month period. The Fund will not accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Fund and of any class of any of the other Delaware Investments® Funds previously purchased and still held as of the date of their letter of intent toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor’s obligation under a letter of intent, Class B and Class C shares of the Fund and the corresponding classes of shares of other Delaware Investments® Funds that offer such shares may be aggregated with Class A shares of the Fund and the corresponding class of shares of the other Delaware Investments® Funds.

      Employers offering a Delaware Investments retirement plan may also complete a letter of intent to obtain a reduced front-end sales charge on investments of Class A shares made by the plan. The aggregate investment level of the letter of intent will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments® Funds that are offered with a front-end sales charge, CDSC, or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed letter of intent based on these acceptance criteria. The 13-month period will begin on the date this letter of intent is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this letter of intent is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another letter of intent) and the employer will be billed for the difference in front-end sales charges due, based on the plan’s assets under management at that time. Employers may also include the value (at offering price at the level designated in their letter of intent) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC, or Limited CDSC of any class. Class B and Class C shares of the Fund and other Delaware Investments® Funds which offer corresponding classes of shares may also be aggregated for this purpose.

      Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments® Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.

     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

      Rights of Accumulation: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments® Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares, the charge applicable to the $10,000 purchase would be that applicable to a single purchase of $50,000. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Fund Classes’ Prospectus to determine the applicability of the rights of accumulation to their particular circumstances.

      12-Month Reinvestment Privilege: Holders of Class A shares of the Fund (and of the Institutional Class shares of the Fund holding shares which were acquired through an exchange from one of the other Delaware Investments® Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other Delaware Investments® Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in the Delaware Investments® Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class B or Class C shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

      Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money. The applicable prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

     Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund’s shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

      Group Investment Plans: Group Investment Plans that are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Fund Classes’ Prospectus, based on total plan assets. If a company has more than one plan investing in Delaware Investments® Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See “Retirement Plans for the Fund Classes” under “Investment Plans” below for information about retirement plans.

      The Limited CDSC is generally applicable to any redemptions of NAV purchases made on behalf of a group retirement plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Investments® Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” below under “Redemption and Exchange.” Notwithstanding the foregoing, the Limited CDSC for Class A shares on which a dealer’s commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at NAV, provided that RFS either was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

INVESTMENT PLANS

Reinvestment Plan
     Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the next fiscal year.

Reinvestment of Dividends in other Delaware Investments® Funds
      Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of the Fund Classes may automatically reinvest dividends and/or distributions in any of the other Delaware Investments® Funds, including the Fund, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

      Subject to the following limitations, dividends and/or distributions from other Delaware Investments® Funds may be invested in shares of the Fund, provided an account has been established. Dividends and distributions may be reinvested only in shares of the same Class from which they arose. For example, dividends from Class R shares may be reinvested only in other Class R shares.

      Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments® Fund in which their investments are held: traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell Education Savings Accounts (“Coverdell ESAs”), 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

Investing by Exchange
     If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Fund’s Prospectuses. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing Proceeds from Eligible 529 Plans
      The proceeds of a withdrawal from an Eligible 529 Plan that are directly reinvested in a substantially similar class of the Delaware Investments® Funds will qualify for treatment as if such proceeds had been exchanged from another Delaware Investments® Fund rather than transferred from the Eligible 529 Plan, as described under “Redemption and Exchange” below. The treatment of your redemption proceeds from an Eligible 529 Plan does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of a Delaware Investments® Fund into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
      Direct Deposit Purchase Plan: Investors may arrange for the Fund to accept for investment in Class A shares, Class C shares, or Class R shares, through an agent bank, pre-authorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks.

      Automatic Investing Plan: Shareholders of Class A shares and Class C shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

      This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

*          *          *

      Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

     Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service
      You or your investment dealer may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

     It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option
      Shareholders can use the systematic exchange option to invest in the Fund Classes through regular liquidations of shares in their accounts in other Delaware Investments® Funds. Shareholders of the Fund Classes may elect to invest in one or more of the other Delaware Investments® Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

     Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Fund Classes’ Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

      Periodic investment through the systematic exchange option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

      This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. This option also is not available to shareholders of the Institutional Class.

Retirement Plans for the Fund Classes
      An investment in the Fund may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial advisor or the Distributor. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

      The CDSC may be waived on certain redemptions of Class B shares and Class C shares. See the Fund Classes’ Prospectus for a list of the instances in which the CDSC is waived.

      Purchases of Class C shares must be in an amount that is less than $1 million for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

      Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

      Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares. See “Availability of Institutional Class shares” above. For additional information on any of the plans and Delaware Investments® retirement services, call the Shareholder Service Center at 800 523-1918.

      Taxable distributions from the retirement plans described may be subject to withholding.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

      Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Orders for purchases and redemptions of Class B shares, Class C shares, Class R shares, and Institutional Class shares, as applicable, are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Selling dealers are responsible for transmitting orders promptly.

      The offering price for Class A shares is equal to the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern time. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed.

      The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining the Fund’s total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Fund’s pricing procedures.

      Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange-traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

     Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

      Each Class of the Fund will bear, pro rata, all of the common expenses of the Fund. The NAVs of all outstanding shares of each Class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro rata basis by each outstanding share of a Class, based on each Class’ percentage in that Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Fund Classes each will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class the NAV of each Class of the Fund will vary.

REDEMPTION AND EXCHANGE

General Information
      You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See the Fund’s Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B shares and Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

     Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

      Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers” above); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

     The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

     If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by them is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

      Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s NAV during any 90-day period for any one shareholder.

     The value of the Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

      Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” below. Class B and Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge - Class B Shares and Class C Shares” under “Purchasing Shares” above and the Fund Classes’ Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, a bank wire fee may be deducted, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

      Holders of Class B shares or Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class B shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this Part B. In an exchange of Class B shares, the Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class B shares for a longer period of time than if the investment in New Shares were made directly.

      Holders of Class A shares and Institutional Class shares of the Fund may exchange their shares for certain of the shares of other Delaware Investments® Funds, including other Class A shares and Institutional Class shares, but may not exchange their shares for Class B shares, Class C shares, or Class R shares of the Fund or of any other Delaware Investments® Fund. Holders of Class B shares of the Fund may exchange their shares only into Class B shares of other Delaware Investments® Funds. Similarly, holders of Class C shares of the Fund may exchange their shares only into Class C shares of other Delaware Investments® Funds. Class B shares of the Fund and Class C shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A shares of that Fund. Holders of Class R shares of the Fund may exchange their shares only into Class R shares of other Delaware Investments® Funds or, if Class R shares are not available for a particular fund, into the Class A shares of such Fund.

      Permissible exchanges into Class A shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B shares or Class C shares will be made without the imposition of a CDSC by the Delaware Investments® Fund from which the exchange is being made at the time of the exchange.

      The Fund also reserves the right to refuse the purchase side of an exchange request by any person or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

      The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund to be a market timer.

      Market timing of a Delaware Investments® Fund occurs when investors make consecutive rapid short-term “roundtrips” or, in other words, purchases into a Delaware Investments® Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that Fund’s shares. If you make a second such short-term roundtrip in a Delaware Investments® Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer. The purchase and sale of Fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserve the right to consider other trading patterns as market timing.

     Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption
      You can write to the Fund at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

      Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued for Class A shares and Institutional Class shares. Certificates are not issued for Class B shares or Class C shares.

Written Exchange
      You may also write to the Fund (at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
      To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

      Telephone Redemption : The Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

      Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

      Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your pre-designated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. To redeem shares by telephone, simply call the Shareholder Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
      The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, described herein. Telephone exchanges may be subject to limitations as to amount or frequency.

      The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of Delaware Investments® Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service
      You or your investment dealer may request redemptions of Fund Class shares by phone using on demand service. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans
      Shareholders of the Fund Classes who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

      Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

      Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds or is investing in Delaware Investments® Funds which do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the Plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Fund Classes’ Prospectus for more information about the waiver of CDSCs.

      An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

      Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

      The systematic withdrawal plan is not available for the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value
      For purchases of $1 million or more, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission as described above under “Dealer’s Commission” under “Purchasing Shares.”

      The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

      Redemptions of such Class A shares held for more than two years will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Investments® Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Fund or Class A shares acquired in the exchange.

      In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed on shares representing reinvested dividends or capital gains distributions, or on amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges
      Please see the Fund Classes’ Prospectus for instances in which the Limited CDSC applicable to Class A shares and the CDSCs applicable to Class B and C shares may be waived.

     As disclosed in the Fund Classes’ Prospectuses, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

  The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and RFS served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

  The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.
DISTRIBUTIONS AND TAXES

Distributions
     It is the present policy of the Trust to declare dividends from net investment income of the Fund on a daily basis. Dividends are declared at the time the offering price and net asset value are determined (see “Determining Offering Price and Net Asset Value” above) each day the Fund is open and are paid monthly. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next Business Day.

     The Trust anticipates distributing to its shareholders substantially all of the Fund’s net investment income. Any distributions from net realized securities profits will be made twice a year. The first payment will be made during the first quarter of the next fiscal year. The second payment will be made near the end of the calendar year, typically in November, to comply with certain requirements of the Code.

     Checks are normally mailed within three Business Days of that date. Any check in payment of dividends or other distributions which cannot be delivered by the United States Postal Service or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder’s account the costs of the Fund’s effort to locate a shareholder if a shareholder’s mail is returned by the United States Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

     Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and are normally available for investment the next Business Day after receipt. Purchases by check earn dividends upon conversion to Federal Funds, normally one Business Day after receipt.

     Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Fund Classes alone will incur distribution fees under their respective 12b-1 Plans.

     Dividends and realized securities profits distributions are automatically reinvested in additional shares of the Fund at the NAV in effect on the payable date, and credited to the shareholder’s account, unless an election to receive distributions in cash has been made by the shareholder. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

Taxes
     Distributions of Net Investment Income. The Fund receives income generally in the form of interest on its investments in portfolio securities. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.

     Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed twice each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

     Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

     Investment in Foreign Securities. The Fund is permitted to invest in foreign securities as described above. Accordingly, the Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to you.

     Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

     PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

      Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

      Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of the Fund’s earnings and profits.

     In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income and distribution specific requirements, including:

     (i) The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

     (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

     (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

     Excise Tax Distribution Requirements. As a regulated investment company, the Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

     Required distributions. To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     Post-October losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, the Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of December 31 (“post-October loss”) as occurring on the first day of the following tax year (i.e., January 1).

      Sales, Exchanges and Redemption of Fund Shares . Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

      Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

     Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

     Deferral of basis — Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:

  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Fund of the Trust, and the sales charge that would otherwise apply is reduced or eliminated;

     THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

      Conversion of Class B shares into Class A shares . The automatic conversion of Class B shares into Class A shares at the end of approximately five years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B shares into Class A shares, or any other conversion or exchange of shares.

      Cost Basis Reporting. Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, the Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

     U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Either none or only a nominal portion of the dividends paid by the Fund will be qualified dividend income because the Fund invests primarily in debt instruments. Income dividends from interest earned by the Fund on debt securities will continue to be taxed at the higher ordinary income tax rates.

     Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

      This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

      Dividends-Received Deduction for Corporations . For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by the Fund will be eligible for the corporate dividends-received deduction because the Fund invests primarily in debt instruments.

     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

      Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund. For example:

      Derivatives. The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If the Fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

     Short sales and securities lending transactions. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     Tax straddles. The Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

      Securities purchased at discount. The Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

     Credit default swap agreements. The Fund may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent non-periodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

      Investment in taxable mortgage pools (excess inclusion income). The Fund may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. While the Fund does not intend to invest in U.S.-REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

      The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Fund is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in the Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

      Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Backup Withholding. By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

  provide your correct social security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

      The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

      Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains, and, with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

      Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

      Interest-related dividends. With respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

      Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

      Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

      Investment in U.S. real property . The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

      The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a U.S. REIT or U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) as follows:

  The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations; and
  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.
  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

      These rules apply to dividends with respect to the Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

      Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

      U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

      U.S. tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

      The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

      Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

     This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

PERFORMANCE INFORMATION

     To obtain the Fund’s most current performance information, please call 800 523-1918 or visit www.delawareinvestments.com.

     Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

      Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Fund’s Annual Report. The Fund’s Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent registered public accounting firm, for the fiscal year ended December 31, 2008 are included in the Fund’s Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

PRINCIPAL HOLDERS

      As March 31, 2009, management believes the following accounts held of record 5% or more of the outstanding Class A shares, Class B shares, Class C shares, Class R shares, and the Institutional Class shares of the Fund. Management does not have knowledge of beneficial owners.

Class	Shareholders Name and Address	Percentage
Class R	Lincoln National Life Insurance Co	9.44%
	1300 S Clinton St
	Fort Wayne, IN 46802-3506
Class R	Mg Trustco Agent Trustee	7.47%
	Frontier Trustco
	Quantum Tax Savings Plan
	Po Box 10699
	Fargo, ND 58106-0699
Class R	MLPF&S For The Sole Benefit Of Its	44.41%
	Customers
	Attention: Fund Administration
	4800 Deer Lake Dr E # 2
	Jacksonville, FL 32246-6484
Institutional Class	Lincoln Financial Group	40.22%
	Foundation Inc
	1300 S Clinton St
	Fort Wayne, IN 46802-3506
Institutional Class	RS DMC Employee MPP Plan	27.48%
	Delaware Management Co
	Empl Money Purchase Pension
	C/O Rick Seidel
	2005 Market St
	Philadelphia, PA 19103-7042
Class A	MLPF&S For The Sole Benefit Of Its	12.15%
	Customers
	Attention: Fund Administration
	4800 Deer Lake Dr E # 2
	Jacksonville, FL 32246-6484
Class B	MLPF&S For The Sole Benefit Of Its	13.34%
	Customers
	Attention: Fund Administration
	4800 Deer Lake Dr E # 2
	Jacksonville, FL 32246-6484
Class C	MLPF&S For The Sole Benefit Of Its	30.45%
	Customers
	Attention: Fund Administration
	4800 Deer Lake Dr E # 2
	Jacksonville, FL 32246-6484
Class C	Citigroup Global Markets, Inc.	6.70%
	Attn: Peter Booth, 7th Floor.
	333 W 34th St.
	New York, NY 10001-2402

APPENDIX A—DESCRIPTION OF RATINGS

Bonds
      Excerpts from Moody’s Investors Service, Inc. (“Moody’s”) description of its bond ratings: Aaa—judged to be the best quality. They carry the smallest degree of investment risk; Aa—judged to be of high quality by all standards; A—possess favorable attributes and are considered “upper medium” grade obligations; Baa—considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba—judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B—generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa—are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca—represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C—the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from Standard & Poor’s (“S&P”) description of its bond ratings: AAA—highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA—also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A—strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB—regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC—regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C—reserved for income bonds on which no interest is being paid; D—in default, and payment of interest and/or repayment of principal is in arrears.

PART C

Delaware Group® Limited-Term Government Funds
File Nos. 002-75526 / 811-03363
Post-Effective Amendment No. 64

OTHER INFORMATION

Item 23.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

	(a)	Articles of Incorporation.

		(1)	Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 49 filed December 14, 1999.

(i) Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 60 filed April 27, 2007.

		(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 49 filed December 14, 1999.

	(b)	By-Laws. Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 60 filed April 27, 2007.

	(c)	Instruments Defining Rights of Security Holders.

		(1)	Agreement and Declaration of Trust. Articles III, IV, V and VI of Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 49 filed December 14, 1999.

		(2)	By-Laws. Article II of the Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 60 filed April 27, 2007.

	(d)	Investment Advisory Contracts.

		(1)	Executed Investment Management Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 52 filed April 30, 2001.

	(e)	Underwriting Contracts.

		(1)	Distribution Agreements.

(i) Executed Distribution Agreement between Delaware Distributors, L.P. and Registrant (May 15, 2003) incorporated into this filing by reference to Post- Effective Amendment No. 56 filed February 27, 2004.

(ii) Executed Distribution Expense Limitation Letter (April 2009) between Delaware Distributors, L.P. and the Registrant attached as EX-99.e.1.ii.

		(2)	Executed Third Amended and Restated Financial Intermediary Distribution Agreement (January 1, 2007) between Lincoln Financial Distributors, Inc. and Delaware Distributors, L.P., on behalf of the Registrant, incorporated into this filing by reference to Post-Effective Amendment No. 60 filed April 27, 2007.

		(3)	Dealer’s Agreement incorporated into this filing by reference to Post-Effective Amendment No. 52 filed April 30, 2001.

		(4)	Vision Mutual Fund Gateway® Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed February 27, 2003.

		(5)	Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed February 27, 2003.

		(6)	Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post- Effective Amendment No. 57 filed February 25, 2005.

1

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.

(1) Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant attached as Exhibit No. EX-99.g.1.

(2) Executed Securities Lending Authorization (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed November 27, 2007.

(h)	Other Material Contracts.

(1) Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 28, 2002.

(i) Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed February 27, 2004.

(ii) Executed Schedule B (June 1, 2008) to the Shareholder Services Agreement attached as Exhibit No. EX-99.h.1.ii.

(2) Executed Fund Accounting and Financial Administration Services Agreement (October 1, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed November 27, 2007.

(3) Executed Fund Accounting and Financial Administration Oversight Agreement (October 1, 2007) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed November 27, 2007.

(i)	Legal Opinion. Opinion and Consent of Counsel (December 14, 1999) incorporated into this filing by reference to Post-Effective Amendment No. 49 filed December 14, 1999.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (April 2009) attached as Exhibit No. EX-99.j.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	Rule 12b-1 Plan.

	(1)	Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 28, 2002.

	(2)	Plan under Rule 12b-1 for Class B (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 28, 2002.

	(3)	Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 28, 2002.

	(4)	Plan under Rule 12b-1 (May 15, 2003) for Class R is incorporated into this filing by reference to Post-Effective Amendment No. 59 filed April 26, 2006.

2

	(n)	Rule 18f-3 Plan.

		(1)	Plan under Rule 18f-3 (August 31, 2006) attached as Exhibit No. EX-99.n.1.

(i) Appendix A (November 19, 2008) to Plan under Rule 18f-3 attached as Exhibit No. EX-99.n.1.i.

	(o)	Reserved.

	(p)	Codes of Ethics.

		(1)	Code of Ethics for the Delaware Investments Family of Funds (August 2008) attached as Exhibit No. EX-99.p.1.

		(2)	Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) (August 2008) attached as Exhibit No. EX-99.p.2.

		(3)	Code of Ethics for Lincoln Financial Distributors, Inc. (June 2007) incorporated into this filing by reference to Post-Effective Amendment No. 61 filed September 28, 2007.

	(q)	Other. Powers of Attorney (May 17, 2007) incorporated into this filing by reference to Post- Effective Amendment No. 61 filed September 28, 2007.

Item 24.	Persons Controlled by or Under Common Control with Registrant. None.

Item 25.	Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 60 filed April 27, 2007. Article VI of the Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 60 filed April 27, 2007.

Item 26.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments® Funds (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group

Government Fund, Delaware Group Income Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax Free Fund, Delaware Group Tax Free Money Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Optimum Fund Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Enhanced Global Dividend and Income Fund) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of other Delaware Investments Funds®, and certain officers are also officers of these other funds. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds® (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

3

The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Patrick P. Coyne	President	Chairman/President/Chief Executive Officer	Mr. Coyne has served in various executive capacities within Delaware Investments

President – Lincoln National Investment Companies, Inc.

Director – Kaydon Corp.

Board of Governors Member – Investment Company Institute (ICI)

Member of Investment Committee Cradle of Liberty Council, BSA

Finance Committee Member – St. John Vianney Roman Catholic Church
Michael J. Hogan[1]	Executive Vice President/Head of Equity Investments	Executive Vice President/Head of Equity Investments	Mr. Hogan has served in various executive capacities within Delaware Investments

John C. E. Campbell	Executive Vice President/Global Marketing & Client Services	None	Mr. Campbell has served in various executive capacities within Delaware Investments

Philip N. Russo	Executive Vice President/Chief Administrative Officer	None	Mr. Russo has served in various executive capacities within Delaware Investments

See Yeng Quek	Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income	Executive Vice President/Managing Director, Fixed Income	Mr. Quek has served in various executive capacities within Delaware Investments Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income – Lincoln National Investment Companies, Inc.

Director/Trustee – HYPPCO Finance Company Ltd.

4

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Douglas L. Anderson	Senior Vice President – Operations	None	Mr. Anderson has served in various executive capacities within Delaware Investments
Marshall T. Bassett	Senior Vice President/Chief Investment Officer – Emerging Growth Equity	Senior Vice President/Chief Investment Officer – Emerging Growth Equity	Mr. Bassett has served in various executive capacities within Delaware Investments
Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Investments	Senior Vice President/Head of Municipal Bond Investments	Mr. Baxter has served in various executive capacities within Delaware Investments
Christopher S. Beck	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Beck has served in various executive capacities within Delaware Investments
Michael P. Buckley	Senior Vice President/Director of Municipal Research	Senior Vice President/Director of Municipal Research	Mr. Buckley has served in various executive capacities within Delaware Investments
Stephen J. Busch	Senior Vice President – Investment Accounting	Senior Vice President – Investment Accounting	Mr. Busch has served in various executive capacities within Delaware Investments
Michael F. Capuzzi	Senior Vice President – Investment Systems	Senior Vice President – Investment Systems	Mr. Capuzzi has served in various executive capacities within Delaware Investments
Lui-Er Chen[2]	Senior Vice President/Senior Portfolio Manager/Chief Investment Officer, Emerging Markets	Senior Vice President/Senior Portfolio Manager/Chief Investment Officer, Emerging Markets	Mr. Chen has served in various executive capacities within Delaware Investments
Thomas H. Chow	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Chow has served in various executive capacities within Delaware Investments
Robert F. Collins	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Collins has served in various executive capacities within Delaware Investments
Stephen J. Czepiel[3]	Senior Vice President/Portfolio Manager/Senior Municipal Bond Trader	Senior Vice President/Portfolio Manager/Head Municipal Bond Trader	Mr. Czepiel has served in various executive capacities within Delaware Investments
Chuck M. Devereux	Senior Vice President/Senior Research Analyst	Senior Vice President/Senior Research Analyst	Mr. Devereux has served in various executive capacities within Delaware Investments
Roger A. Early[4]	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Early has served in various executive capacities within Delaware Investments
Stuart M. George	Senior Vice President/Head of Equity Trading	Senior Vice President/Head of Equity Trading	Mr. George has served in various executive capacities within Delaware Investments

5

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Paul Grillo	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Grillo has served in various executive capacities within Delaware Investments
William F. Keelan	Senior Vice President/Director of Quantitative Research	Senior Vice President/Director of Quantitative Research	Mr. Keelan has served in various executive capacities within Delaware Investments
Kevin P. Loome[5]	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Mr. Loome has served in various executive capacities within Delaware Investments
Francis X. Morris	Senior Vice President/Chief Investment Officer – Core Equity	Senior Vice President/Chief Investment Officer – Core Equity	Mr. Morris has served in various executive capacities within Delaware Investments
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer	Senior Vice President/Chief Compliance Officer	Mr. Murray has served in various executive capacities within Delaware Investments Senior Vice President/Chief Compliance Officer – Lincoln National Investment Companies, Inc.
Susan L. Natalini	Senior Vice President/Marketing & Shared Services	None	Ms. Natalini has served in various executive capacities within Delaware Investments
D. Tysen Nutt	Senior Vice President/Chief Investment Officer, Large Cap Value Equity	Senior Vice President/Chief Investment Officer, Large Cap Value Equity	Mr. Nutt has served in various executive capacities within Delaware Investments
Philip O. Obazee	Senior Vice President/Derivatives Manager	Senior Vice President/Derivatives Manager	Mr. Obazee has served in various executive capacities within Delaware Investments
David P. O’Connor	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel	Mr. O’Connor has served in various executive capacities within Delaware Investments

Senior Vice President/ Strategic Investment Relationships and Initiatives/General Counsel/Chief Legal Officer – Optimum Fund Trust

Senior Vice President/ Strategic Investment Relationships and Initiatives/General Counsel/Chief Legal Officer – Lincoln National Investment Companies, Inc.
Philip R. Perkins	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Perkins has served in various executive capacities within Delaware Investments

6

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Richard Salus	Senior Vice President/ Controller/Treasurer	Senior Vice President/Chief Financial Officer	Mr. Salus has served in various executive capacities within Delaware Investments

Senior Vice President/ Controller/Treasurer – Lincoln National Investment Companies, Inc.

Senior Vice President/Chief Financial Officer – Optimum Fund Trust
Jeffrey S. Van Harte[6]	Senior Vice President/Chief Investment Officer – Focus Growth Equity	Senior Vice President/Chief Investment Officer – Focus Growth Equity	Mr. Van Harte has served in various executive capacities within Delaware Investments
Babak Zenouzi[7]	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Zenouzi has served in various executive capacities within Delaware Investments
Gary T. Abrams	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Abrams has served in various executive capacities within Delaware Investments
Christopher S. Adams	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst	Mr. Adams has served in various executive capacities within Delaware Investments
Damon J. Andres	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Andres has served in various executive capacities within Delaware Investments
Wayne A. Anglace[8]	Vice President/Credit Research Analyst	Vice President/Credit Research Analyst	Mr. Anglace has served in various executive capacities within Delaware Investments
Margaret MacCarthy Bacon[9]	Vice President/Investment Specialist	Vice President/Investment Specialist	Ms. Bacon has served in various executive capacities within Delaware Investments
Todd Bassion[10]	Vice President/Senior Research Analyst	Vice President/Portfolio Manager	Mr. Bassion has served in various executive capacities within Delaware Investments
Jo Anne Bennick	Vice President/15(c) Reporting	Vice President/15(c) Reporting	Ms. Bennick has served in various executive capacities within Delaware Investments
Richard E. Biester	Vice President/Equity Trader	Vice President/Equity Trader	Mr. Biester has served in various executive capacities within Delaware Investments
Patricia L. Bakely	Vice President/Assistant Controller	Vice President/Assistant Controller	Ms. Bakely has served in various executive capacities within Delaware Investments
Christopher J. Bonavico[11]	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager/Equity Analyst	Mr. Bonavico has served in various executive capacities within Delaware Investments
Vincent A. Brancaccio	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Brancaccio has served in various executive capacities within Delaware Investments

7

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Kenneth F. Broad[12]	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager/Equity Analyst	Mr. Broad has served in various executive capacities within Delaware Investments
Kevin J. Brown[13]	Vice President/Senior Investment Specialist	Vice President/Senior Investment Specialist	Mr. Brown has served in various executive capacities within Delaware Investments
Mary Ellen M. Carrozza	Vice President/Client Services	Vice President/Client Services	Ms. Carrozza has served in various executive capacities within Delaware Investments
Stephen G. Catricks	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Catricks has served in various executive capacities within Delaware Investments
Wen-Dar Chen[14]	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Chen has served in various executive capacities within Delaware Investments
Anthony G. Ciavarelli	Vice President/Assistant General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Mr. Ciavarelli has served in various executive capacities within Delaware Investments

Vice President/Associate General Counsel/Assistant Secretary – Lincoln National Investment Companies, Inc.
David F. Connor	Vice President/Deputy General Counsel/Secretary	Vice President/Deputy General Counsel/Secretary	Mr. Connor has served in various executive capacities within Delaware Investments

Vice President/Deputy General Counsel/Secretary – Optimum Fund Trust

Vice President/Deputy General Counsel/Secretary – Lincoln National Investment Companies, Inc.
Michael Costanzo	Vice President/Performance Analyst Manager	Vice President/Performance Analyst Manager	Mr. Costanzo has served in various executive capacities within Delaware Investments
Kishor K. Daga	Vice President/Derivatives Operations	Vice President/Derivatives Operations	Mr. Daga has served in various executive capacities within Delaware Investments
Cori E. Daggett	Vice President/Counsel/ Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Ms. Daggett has served in various executive capacities within Delaware Investments
Craig C. Dembek[15]	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. Dembek has served in various executive capacities within Delaware Investments
Camillo D’Orazio	Vice President/Investment Accounting	Vice President/Investment Accounting	Mr. D’Orazio has served in various executive capacities within Delaware Investments
Christopher M. Ericksen[16]	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Ericksen has served in various executive capacities within Delaware Investments

8

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Joel A. Ettinger	Vice President – Taxation	Vice President – Taxation	Mr. Ettinger has served in various executive capacities within Delaware Investments

Vice President/Taxation – Lincoln National Investment Companies, Inc.
Devon K. Everhart	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. Everhart has served in various executive capacities within Delaware Investments
Joseph Fiorilla	Vice President – Trading Operations	Vice President – Trading Operations	Mr. Fiorilla has served in various executive capacities within Delaware Investments
Charles E. Fish	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Fish has served in various executive capacities within Delaware Investments
Clifford M. Fisher	Vice President/Senior Municipal Bond Trader	Vice President/Senior Municipal Bond Trader	Mr. Fisher has served in various executive capacities within Delaware Investments
Patrick G. Fortier[17]	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Fortier has served in various executive capacities within Delaware Investments
Paul D. Foster	Vice President/Investment Specialist – Emerging Growth Equity	None	Mr. Foster has served in various executive capacities within Delaware Investments
Denise A. Franchetti	Vice President/Portfolio Manager/Municipal Bond Credit Analyst	Vice President/Portfolio Manager/Municipal Bond Credit Analyst	Ms. Franchetti has served in various executive capacities within Delaware Investments
Lawrence G. Franko[18]	Vice President/ Senior Equity Analyst	Vice President/ Senior Equity Analyst	Mr. Franko has served in various executive capacities within Delaware Investments
Daniel V. Geatens	Vice President/Director of Financial Administration	Vice President/Treasurer	Mr. Geatens has served in various executive capacities within Delaware Investments
Barry S. Gladstein	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Gladstein has served in various executive capacities within Delaware Investments
Gregory A. Gizzi[19]	Vice President/Head Municipal Bond Trader	Vice President/Head Municipal Bond Trader	Mr. Gizzi has served in various executive capacities with Delaware Investments
Gregg Gola[20]	Vice President/Senior High Yield Trader	Vice President/Senior High Yield Trader	Mr. Gola has served in various executive capacities within Delaware Investments
Christopher Gowlland[21]	Vice President/Senior Quantitative Analyst	Vice President/Senior Quantitative Analyst	Mr. Gowlland has served in various executive capacities within Delaware Investments
Edward Gray[22]	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Gray has served in various executive capacities within Delaware Investments
David J. Hamilton	Vice President/Fixed Income Analyst	Vice President/Credit Research Analyst	Mr. Hamilton has served in various executive capacities within Delaware Investments

9

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Brian Hamlet[23]	Vice President/Senior Corporate Bond Trader	Vice President/Senior Corporate Bond Trader	Mr. Hamlet has served in various executive capacities within Delaware Investments
Lisa L. Hansen[24]	Vice President/Head of Focus Growth Equity Trading	Vice President/Head of Focus Growth Equity Trading	Ms. Hansen has served in various executive capacities within Delaware Investments
Gregory M. Heywood[25]	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Heywood has served in various executive capacities within Delaware Investments
Sharon Hill	Vice President/Head of Equity Quantitative Research and Analytics	Vice President/Head of Equity Quantitative Research and Analytics	Ms. Hill has served in various executive capacities within Delaware Investments
Christopher M. Holland	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Holland has served in various executive capacities within Delaware Investments
Chungwei Hsia[26]	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. Hsia has served in various executive capacities within Delaware Investments
Michael E. Hughes	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Hughes has served in various executive capacities within Delaware Investments
Jordan L. Irving	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Irving has served in various executive capacities within Delaware Investments
Cynthia Isom	Vice President/Senior Portfolio Manager	Vice President/Portfolio Manager	Ms. Isom has served in various executive capacities within Delaware Investments
Kenneth R. Jackson	Vice President/Quantitative Analyst	Vice President/Equity Trader	Mr. Jackson has served in various executive capacities within Delaware Investments
Stephen M. Juszczyszyn[27]	Vice President/Structured Products Analyst/Trader	Vice President/Structured Products Analyst/Trader	Mr. Juszczyszyn has served in various executive capacities within Delaware Investments
Audrey E. Kohart	Vice President – Financial Planning and Reporting	Vice President – Financial Planning and Reporting	Ms. Kohart has served in various executive capacities within Delaware Investments
Anu B. Kothari[28]	Vice President/Equity Analyst	Vice President/Equity Analyst	Ms. Kothari has served in various executive capacities within Delaware Investments
Roseanne L. Kropp	Vice President/Senior Fund Analyst II – High Grade	Vice President/Senior Fund Analyst – High Grade	Ms. Kropp has served in various executive capacities within Delaware Investments
Nikhil G. Lalvani	Vice President/Senior Equity Analyst/Portfolio Manager	Vice President/Portfolio Manager	Mr. Lalvani has served in various executive capacities within Delaware Investments
Steven T. Lampe	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Lampe has served in various executive capacities within Delaware Investments
Brian R. Lauzon[29]	Vice President/Chief Operating Officer, Equity Investments	Vice President/Chief Operating Officer, Equity Investments	Mr. Lauzon has served in various executive capacities with Delaware Investments
Anthony A. Lombardi	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Lombardi has served in various executive capacities within Delaware Investments

10

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Francis P. Magee	Vice President/Portfolio Analyst	Vice President/Portfolio Analyst	Mr. Magee has served in various executive capacities within Delaware Investments
John P. McCarthy[30]	Vice President/Senior Research Analyst/Trader	Vice President/Senior Research Analyst/Trader	Mr. McCarthy has served in various executive capacities within Delaware Investments
Brian McDonnell[31]	Vice President/Structured Products Analyst/Trader	Vice President/Structured Products Analyst/Trader	Mr. McDonnell has served in various executive capacities within Delaware Investments
Michael S. Morris	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst	Mr. Morris has served in various executive capacities within Delaware Investments
Victor Mostrowski[32]	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Mostrowski has served in various executive capacities within Delaware Investments
Terrance M. O’Brien[33]	Vice President/Fixed Income Reporting Analyst	Vice President/Fixed Income Reporting Analyst	Mr. O’Brien has served in various executive capacities with Delaware Investments
Donald G. Padilla	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst	Mr. Padilla has served in various executive capacities within Delaware Investments
Daniel J. Prislin[34]	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager/Equity Analyst	Mr. Prislin has served in various executive capacities within Delaware Investments
Gretchen Regan	Vice President/Quantitative Analyst	Vice President/Quantitative Analyst	Ms. Regan has served in various executive capacities within Delaware Investments
Carl Rice	Vice President/Senior Investment Specialist, Large Cap Value Focus Equity	Vice President/Senior Investment Specialist, Large Cap Value Focus Equity	Mr. Rice has served in various executive capacities within Delaware Investments
Joseph T. Rogina	Vice President/Equity Trader	Vice President/Equity Trader	Mr. Rogina has served in various executive capacities within Delaware Investments
Debbie A. Sabo[35]	Vice President/Equity Trader – Focus Growth Equity	Vice President/Equity Trader – Focus Growth Equity	Ms. Sabo has served in various executive capacities within Delaware Investments
Kevin C. Schildt	Vice President/Senior Municipal Credit Analyst	Vice President/Senior Municipal Credit Analyst	Mr. Schildt has served in various executive capacities within Delaware Investments
Bruce Schoenfeld[36]	Vice President/Equity Analyst	Vice President/Equity Analyst	Mr. Schoenfeld has served in various executive capacities within Delaware Investments
Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer	None	Mr. Seidel has served in various executive capacities within Delaware Investments

Vice President/Assistant Controller/Assistant Treasurer – Lincoln National Investment Companies, Inc.

11

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Nancy E. Smith	Vice President – Investment Accounting	Vice President – Investment Accounting	Ms. Smith has served in various executive capacities within Delaware Investments
Brenda L. Sprigman	Vice President/Business Manager – Fixed Income	Vice President/Business Manager – Fixed Income	Ms. Sprigman has served in various executive capacities within Delaware Investments
Michael T. Taggart	Vice President – Facilities & Administrative Services	None	Mr. Taggart has served in various executive capacities within Delaware Investments
Junee Tan-Torres[37]	Vice President/Structured Solutions	Vice President/ Structured Solutions	Mr. Tan-Torress has served in various executive capacities within Delaware Investments
Risé Taylor	Vice President/Strategic Investment Relationships	None	Ms. Taylor has served in various executive capacities within Delaware Investments
Rudy D. Torrijos, III	Vice President/Portfolio Manager	Vice President/ Portfolio Manager	Mr. Torrijos has served in various executive capacities within Delaware Investments
Michael Tung[38]	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Tung has served in various executive capacities within Delaware Investments
Robert A. Vogel, Jr.	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Vogel has served in various executive capacities within Delaware Investments
Lori P. Wachs	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Ms. Wachs has served in various executive capacities within Delaware Investments
Jeffrey S. Wang[39]	Vice President/Equity Analyst	Vice President/Equity Analyst	Mr. Wang has served in various executive capacities within Delaware Investments
Michael G. Wildstein[40]	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. Wildstein has served in various executive capacities within Delaware Investments
Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Ms. Williams has served in various executive capacities within Delaware Investments

Vice President/Associate General Counsel/Assistant Secretary – Lincoln National Investment Companies, Inc.
Nashira Wynn	Vice President/Senior Equity Analyst/Portfolio Manager	Vice President/Portfolio Manager	Ms. Wynn has served in various executive capacities within Delaware Investments
Guojia Zhang[41]	Vice President/Equity Analyst	Vice President/Equity Analyst	Mr. Zhang has served in various executive capacities within Delaware Investments
Douglas R. Zinser[42]	Vice President/Credit Research Analyst	Vice President/Credit Research Analyst	Mr. Zinser has served in various executive capacities within Delaware Investments

12

1.	Managing Director/Global Head of Equity (2004-2007) and Director/Portfolio Strategist (1996-2004), SEI Investments.
2.	Managing Director/Senior Portfolio Manager, Evergreen Investment Management Company, 1995.
3.	Vice President, Mesirow Financial, 1993-2004.
4.	Senior Portfolio Manager, Chartwell Investment Partners, 2003-2007; Chief Investment Officer, Turner Investments, 2002-2003.
5.	Portfolio Manager/Analyst, T. Rowe Price, 1996-2007.
6.	Principal/Executive Vice President, Transamerica Investment Management, LLC, 1980-2005.
7.	Senior Portfolio Manager, Chartwell Investment Partners, 1999-2006.
8.	Research Analyst, Gartmore Global Investments, 2004-2007; Vice President - Private Client Researcher, Deutsche Bank Alex. Brown, 2000-2004.
9.	Client Service Officer, Thomas Weisel Partners, 2002-2005.
10.	Senior Research Associate, Thomas Weisel Partners, 2002-2005.
11.	Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1993-2005.
12.	Principal/Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
13.	Director – Institutional Equity Sales, Merrill Lynch, 2003-2006.
14.	Quantitative Analyst, J.P. Morgan Securities, 1998-2004.
15.	Senior Fixed Income Analyst, Chartwell Investment Partners, 2003-2007; Senior Fixed Income Analyst, Stein, Roe & Farnham, 2000-2003.
16.	Portfolio Manager, Transamerica Investment Management, LLC, 2004-2005; Vice President/Portfolio Manager, Goldman Sachs 1994-2004.
17.	Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
18.	Finance Professor, University of Massachusetts, 1987-2006; Co-founder, Arborway Capital, 2005; Senior Investment Professional, Thomas Weisel Partners, 2002-2005; Senior Investment Professional, ValueQuest, 1987-2002.
19.	Vice President, Lehman Brothers, 2002-2008.
20.	Executive Director, Morgan Stanley Investment Manager, Miller, Anderson and Sherrerd, 1998-2007.
21.	Vice President/Senior Quantitative Analyst, State Street Global Markets LLC, 2005-2007; Quantitative Strategist, Morgan Stanley, 2004-2005; Investment Banker, Commerzbank Securities, 2000-2004.
22.	Portfolio Manager, Thomas Weisel Partners, 2002-2005.
23.	Vice President, Lehman Brothers Holdings, 2003-2007.
24.	Principal/Portfolio Manager/Senior Trader, Transamerica Investment Management, LLC, 1997-2005.
25.	Senior Research Analyst, Transamerica Investment Management, LLC, 2004-2005; Senior Analyst, Wells Capital Management, LLC 2003-2004; Senior Analyst, Montgomery Asset Management 1996-2003.
26.	Senior Analyst, Oppenheimer funds, 2006-2007; Senior Analyst, Merrill Lynch Investment Managers, 2005- 2006; Analyst, Federated Investors, 2001-2005.
27.	Director of Fixed Income Trading, Sovereign Bank Capital Markets, 2001-2007.
28.	Equity Research Analyst, State Street Global Advisors, 2002-2008.
29.	Director of Marketing, Merganser Capital Management, 2001-2007.
30.	Senior High Yield Trader, Chartwell Investment Partners, 2002-2007.
31.	Managing Director – Fixed Income Trading, Sovereign Securities, 2001-2007.
32.	Senior Portfolio Manager, HSBC Halbis Partners (USA), 2006-2007; Global Fixed Income Portfolio Manager, State of New Jersey, Department of Treasury, Division of Investment, 1999-2006.
33.	Senior Software Developer/Technical Lead, Advisorport/PFPC, 2000-2005.
34.	Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1998-2005.
35.	Head Trader, McMorgan & Company, 2003-2005.
36.	Vice President/Senior Emerging Markets Analyst, Artha Capital Management, 2005-2006; Director/Portfolio Manager, CDP Capital, 2002-2005.
37.	Director of Pension Analytics, Merrill Lynch, 2006-2008; Managing Director, Pension, Investment and Insurance Resource, LLC, 2006; Investment Director, Watson Wyatt Investment Consulting, 2003-2006.
38.	Vice President, Galleon Group, 2005-2006; Analyst, Hambrecht & Quist Capital Management, 2003-2005; Junior Analyst, Durus Capital Management, 2003; Anesthesiologist, Beth Israel Deaconess Medical Center, Harvard Medical School, 2002-2003.
39.	Investment Manager, Pictet Asset Management Limited, 2004-2007; Summer Intern, Ritchie Capital Management, LLC, 2003; Senior Investment Associate, Putnam Investments, 1999-2002.
40.	Portfolio Manager, Merrill Lynch Investment Managers, 2001-2007.
41.	Equity Analyst, Evergreen Investment Management Company, 2004-2006.
42.	Vice President, Assurant, 2006-2007; Assistant Vice President - Senior Research Analyst, Delaware Investments, 2002-2006.

13

Item 27.	Principal Underwriters.

	(a)(1)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

	(a)(2)	Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business	Positions and Offices with	Positions and Offices with
Address	Underwriter	Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investment Advisers	Limited Partner	None
Theodore K. Smith	President	None
Philip N. Russo	Executive Vice President	None
Douglas L. Anderson	Senior Vice President	None
Jeffrey M. Kellogg	Senior Vice President	None
Brian L. Murray, Jr.	Senior Vice President	Senior Vice President/Chief Compliance Officer
David P. O’Connor	Senior Vice President General Counsel	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel
Richard Salus	Senior Vice President/Controller/Treasurer/Financial Operations Principal	Senior Vice President/Chief Financial Officer
Trevor M. Blum	Vice President	None
Mary Ellen M. Carrozza	Vice President	None
Anthony G. Ciavarelli	Vice President/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary
David F. Connor	Vice President/Secretary	Vice President/Deputy General Counsel/Secretary
Cori E. Daggett	Vice President/Assistant Secretary	Vice President/Assistant Secretary
Daniel V. Geatens	Vice President	Vice President
Edward M. Grant	Vice President	None
Audrey Kohart	Vice President	Vice President - Financial Planning and Reporting
Marlene D. Petter	Vice President	None
Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer	None
Michael T. Taggart	Vice President	None
Molly Thompson	Vice President	None
Kathryn R. Williams	Vice President/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary

(b)(1)	Lincoln Financial Distributors, Inc. (“LFD”) serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

(b)(2)	Information with respect to each officer and partner of LFD and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of LFD is 130 North Radnor-Chester Road, Radnor, PA 19087.

14

Name and Principal Business		Positions and Offices with
Address	Positions and Office with LFD	Registrant
(Vacant)	President and Chief Executive Officer	None
David M. Kittredge	Senior Vice President	None
Nancy Briguglio	Vice President	None
Patrick J. Caulfield	Vice President; Chief Compliance Officer	None
Randal J. Freitag	Vice President; Treasurer	None
Deana M. Friedt	Vice President	None
Amy W. Hester	Vice President	None
Daniel P. Hickey[1]	Vice President	None
Karina Istvan	Vice President	None
Sharon G. Marnien	Vice President	None
Thomas F. Murray	Vice President	None
James Ryan	Vice President	None
Keith J. Ryan	Vice President and Chief Financial Officer	None
Joel Schwartz	Vice President	None
Marjorie Snelling	Vice President	None

[1] 350 Church Street, Hartford, CT 06103

(c) Not applicable.

Item 29.	Management Services. None.

Item 30.	Undertakings. Not applicable.

15

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 29th day of April, 2009.

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

By:	/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman/President/Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Patrick P. Coyne		Chairman/President/Chief Executive Officer	April 29, 2009
Patrick P. Coyne		(Principal Executive Officer) and Trustee

Thomas L. Bennett	*	Trustee	April 29, 2009
Thomas L. Bennett

John A. Fry	*	Trustee	April 29, 2009
John A. Fry

Anthony D. Knerr	*	Trustee	April 29, 2009
Anthony D. Knerr

Lucinda S. Landreth	*	Trustee	April 29, 2009
Lucinda S. Landreth

Ann R. Leven	*	Trustee	April 29, 2009
Ann R. Leven

Thomas F. Madison	*	Trustee	April 29, 2009
Thomas F. Madison

Janet L. Yeomans	*	Trustee	April 29, 2009
Janet L. Yeomans

J. Richard Zecher	*	Trustee	April 29, 2009
J. Richard Zecher

Richard Salus	*	Senior Vice President/Chief Financial Officer	April 29, 2009
Richard Salus		(Principal Financial Officer)

*By:	/s/ Patrick P. Coyne
Patrick P. Coyne
as Attorney-in-Fact for
each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

16

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS

TO

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

17

INDEX TO EXHIBITS

(Delaware Group® Limited-Term Government Funds N-1A)

EX-99.e.1.ii	Executed Distribution Expense Limitation Letter (April 2009) between Delaware Distributors, L.P. and the Registrant

EX-99.g.1	Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant

EX-99.h.1.ii	Executed Schedule B (June 1, 2008) to the Shareholder Services Agreement

EX-99.j	Consent of Independent Registered Public Accounting Firm (April 2009)

EX-99.n.1	Plan under Rule 18f-3 (August 31, 2006)

EX-99.n.1.i	Appendix A (November 19, 2008) to Plan under Rule 18f-3

EX-99.p.1	Code of Ethics for the Delaware Investments Family of Funds (August 2008)

EX-99.p.2	Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) (August 2008)

18